As filed with the Securities and Exchange Commission on February 15, 2022

Securities Act File No. 333-

Investment Company Act File No. 811-05542

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

Registration Statement

under

the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

Registration Statement

Under

the Investment Company Act of 1940	☒
Amendment No. 8	☒

BlackRock Income Trust, Inc.

(Exact Name of Registrant as Specified In Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 882-0052

John M. Perlowski, President

BlackRock Income Trust, Inc.

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent For Service)

Copies of information to:

Margery K. Neale, Esq.

Elliot J. Gluck, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☒

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:             .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:             .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:             .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Preliminary Prospectus is not complete and may be changed. BlackRock Income Trust, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 15, 2022

PRELIMINARY BASE PROSPECTUS

[25,000,000 Shares]

BlackRock Income Trust, Inc.

Shares of Common Stock

Rights to Purchase Shares of Common Stock

BlackRock Income Trust, Inc. (the “Fund,” “we,” “us” or “our”) is a diversified, closed-end management investment company. The Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income.

We may offer, from time to time, in one or more offerings, shares of our common stock, par value $0.01 per share (“common shares”), or subscription rights to purchase our common shares. Common shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our common shares.

Our common shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of rights will set forth the number of common shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our common shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares.

Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “BKT.” The last reported sale price of our common shares, as reported by the NYSE on [●], 2022 was $[●] per common share. The net asset value of our common shares at the close of business on [●], 2022 was $[●] per common share. Rights issued by the Fund may also be listed on a securities exchange.

Investing in the Fund’s common shares involves certain risks that are described in the “Risks” section beginning on page 24 of this Prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 4.

Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund’s common shares have traded at a discount to net asset value, including during recent periods. If the Fund’s common shares trade at a discount to their net asset value, the risk of loss may increase for purchasers in a public offering.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the common shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated [●], 2022, containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may call (800) 882-0052, visit the Fund’s website (http://www.blackrock.com) or write to the Fund to obtain, free of charge, copies of the SAI and the Fund’s semi-annual and annual reports, as well as to obtain other information about the Fund or to make shareholder inquiries. The SAI, as well as the Fund’s semi-annual and annual reports, are also available for free on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [●], 2022

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the common shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY

This is only a summary of certain information relating to BlackRock Income Trust, Inc. This summary may not contain all of the information that you should consider before investing in our common shares. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the Statement of Additional Information (“SAI”) before purchasing common shares.

The Fund	BlackRock Income Trust, Inc. is a diversified, closed-end management investment company. Throughout this Prospectus, we refer to BlackRock Income Trust, Inc. simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Fund’s common shares are listed for trading on the New York Stock Exchange (“NYSE”) under the symbol “BKT.” As of [●], 2022, the net assets of the Fund were $[●], the total assets of the Fund were $[●] and the Fund had outstanding [●] common shares. The last reported sale price of the Fund’s common shares, as reported by the NYSE on [●], 2022 was $[●] per common share. The net asset value (“NAV”) of the Fund’s common shares at the close of business on [●], 2022 was $[●] per common share. See “Description of Capital Stock.” Rights issued by the Fund may also be listed on a securities exchange.

The Offering	We may offer, from time to time, in one or more offerings, up to [25,000,000] of our common shares on terms to be determined at the time of the offering. We may also offer subscription rights to purchase our common shares. The common shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our common shares. Our common shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The offering price per common share will not be less than the NAV per common share at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that rights offerings that meet certain conditions may be offered at a price below the then current NAV. See “Rights Offerings.” The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” The Prospectus Supplement relating to any offering of rights will set forth the number of common shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our common shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares.

Use of Proceeds	The net proceeds from the issuance of common shares hereunder will be invested in accordance with our investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months from the date on which the proceeds from an offering are received by the Fund; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Use of Proceeds.”

Investment Objective and Policies	Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Trust Summary—Investment Objective”, which is incorporated by reference herein, for a discussion of the Fund’s investment objective and policies.

Leverage	The Fund uses leverage to seek to achieve its investment objective. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. The Fund currently leverages its assets through the use of reverse repurchase agreements. The Fund currently does not intend to borrow money or issue debt securities or shares of preferred stock (“preferred shares”). Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions or issue debt securities or preferred shares in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). See “Leverage.”

The use of leverage is subject to numerous risks. When leverage is employed, the Fund’s NAV, the market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, generally will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of the Fund’s common shares.

The Fund cannot assure you that the use of leverage will result in a higher yield on the Fund’s common shares. Any leveraging strategy the Fund employs may not be successful.

Investment Advisor and Sub-Advisor	BlackRock Advisors, LLC is the Fund’s investment adviser. BlackRock International Limited (“BIL”) serves as sub-adviser to the Fund (the “Sub-Adviser” and, together with the Advisor , the “Advisors”). The Advisor and the Sub-Advisor are subsidiaries of BlackRock, Inc. The Advisor receives an annual fee, payable monthly, in an amount equal to 0.65% of the average weekly value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage). The Advisor, and not the Fund, pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Advisor. See “Management of the Fund—Investment Advisor and Sub-Advisor.”

Distributions	The Fund distributes to stockholders monthly dividends of net investment income and all or a portion of net short-term capital gains.

The Fund has adopted a plan to support a level distribution of income, capital gains and/or return of capital (the “Distribution Plan”). The Distribution Plan has been approved by the Fund’s Board of Directors (the “Board”) and is consistent with the Fund’s investment objective and policies. The fixed amount distributed per share is subject to change at the discretion of the Board. The Fund is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under its Distribution Plan, the Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. A return of capital distribution may involve a return of the shareholder’s original investment. Though not currently taxable, such a distribution may lower a shareholder’s basis in the Fund, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Fund shares, even if sold at a loss to the shareholder’s original investment. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Distribution Plan.

Various factors will affect the level of the Fund’s income, including the asset mix and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV (and indirectly benefits the Advisor by increasing its fee) and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV. The Fund intends to distribute any long-term capital gains not distributed under the Distribution Plan annually.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined herein), at (800) 699-1236. See “Dividend Reinvestment Plan.”

Under normal market conditions, the Advisor seeks to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to common shareholders. See “Distributions.”

Listing	The Fund’s common shares are listed on the NYSE under the symbol “BKT.” See “Description of Capital Stock—Common Shares.”

Custodian and Transfer Agent	State Street Bank and Trust Company serves as the Fund’s custodian, and Computershare Fund Company, N.A. serves as the Fund’s transfer agent.

Administrator	State Street Bank and Trust Company serves as the Fund’s administrator and fund accountant.

Market Price of Shares	Common shares of closed-end investment companies frequently trade at prices lower than their NAV. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. See “Use of Proceeds.” The Fund’s common shares trade in the open market at market prices that are a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection for portfolio securities, portfolio credit quality, liquidity, dividend stability, relative demand for and supply of the common shares in the market, general market and economic conditions and other factors. See “Leverage,” “Risks,” “Description of Capital Stock” and “Repurchase of Common Shares.” The common shares are designed primarily for long-term investors and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Special Risk Considerations	An investment in common shares of the Fund involves risk. Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Investment Objectives, Policies and Risks—Risk Factors”, which is incorporated by reference herein, for a discussion of the risks of investing in the Fund. You should carefully consider those risks, which are described in more detail under “Risks” beginning on page 24 of this Prospectus, along with additional risks relating to investments in the Fund.

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)(1)	[1.00	]%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	[0.03	]%
Dividend reinvestment plan fees	$0.02(2) per share for open-market purchases of common shares	(2)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees(3)(4)	[0.65	]%
Other Expenses(5)	[0.29	]%
Miscellaneous Other Expenses	[0.25]%
Interest Expense	[0.04]%
Total Annual Fund Operating Expenses	[0.94	]%
Fee Waivers and/or Expense Reimbursements(4)	—

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements(4)	[0.94	]%

(1)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)

The Reinvestment Plan Agent’s (as defined below under “Dividend Reinvestment Plan”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $2.50 sales fee and pay a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(3)

The Fund currently pays the Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of the average weekly value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

(4)

The Fund and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Advisor or its affiliates that have a contractual management fee, through June 30, 2023. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds managed by the Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Directors”) or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

(5)	[Other Expenses are based on estimates for the current year.]

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $[0.33]) that you would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of [0.94]% of net assets attributable to common shares, and (ii) a 5% annual return:

	One Year			Three Years			Five Years			Ten Years
Total expenses incurred	$	[20	]	$	[40	]	$	[62	]	$	[125	]

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single Fund Share. The information for the fiscal years ended December 31, 2021, 2020, 2019, 2018 and 2017 has been audited by [                ], independent registered public accounting firm for the Fund. The report of [                ] is included in the Fund’s December 31, 2021 annual report, is incorporated by reference into the SAI and can be obtained by stockholders. The Fund’s financial statements are included in the Fund’s annual report and are incorporated by reference into the SAI.

(For a share outstanding throughout each period)

[Financial highlights to be updated by pre-effective amendment]

	BKT
	Six Months Ended 06/30/21 (unaudited)		Year Ended			Period from 09/01/18 to 12/31/18		Year Ended August 31,
			12/31/20		12/31/19			2018	2017	2016
Net asset value, beginning of period	$6.18		$6.30		$6.25	$6.31		$6.74	$6.96	$7.08

Net investment income(a)	0.13		0.29		0.25	0.08		0.24	0.25	0.28
Net realized and unrealized gain (loss)	(0.15)		(0.00	)(b)	0.21	0.03		(0.34)	(0.15)	(0.05)

Net increase (decrease) from investment operations	(0.02)		0.29		0.46	0.11		(0.10)	0.10	0.23

Distributions(c)
From net investment income	(0.17	)(d)	(0.33)		(0.29)	(0.13)		(0.30)	(0.32)	(0.35)
Return of capital	—		(0.08)		(0.12)	(0.04)		(0.03)	—	—

Total distributions	(0.17)		(0.41)		(0.41)	(0.17)		(0.33)	(0.32)	(0.35)

Net asset value, end of period	$5.99		$6.18		$6.30	$6.25		$6.31	$6.74	$6.96

Market price, end of period	$6.34		$6.07		$6.05	$5.64		$5.77	$6.31	$6.60

Total Return(e)
Based on net asset value	(0.31	)%(f)	4.92%		7.91%	2.06	%(f)	(1.14)%	1.82%	3.64%

Based on market price	7.43	%(f)	7.31%		14.83%	0.72	%(f)	(3.44)%	0.53%	10.44%

Ratios to Average Net Assets(g)
Total expenses	0.96	%(h)	1.18%		2.06%	2.08	%(h)(i)	1.79%	1.29%	1.08%

Total expenses after fees waived and/or reimbursed	0.96	%(h)	1.18%		2.06%	2.08	%(h)	1.79%	1.28%	1.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92	%(h)	0.89%		0.94%	0.99	%(h)	1.04%	0.90%	0.89%

Net investment income	4.37	%(h)	4.55%		3.95%	4.04	%(h)	3.72%	3.63%	4.01%

Supplemental Data
Net assets, end of period (000)	$382,638		$394,195		$401,715	$398,629		$402,763	$430,830	$444,882

Borrowings outstanding, end of period (000)	$118,739		$156,936		$175,655	$186,799		$186,441	$185,769	$152,859

Portfolio turnover rate(j)	82%		69%		255%	95%		373%	346%	141%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended		Period from 09/01/18 to 12/31/18	Year Ended August 31,
		12/31/20	12/31/19		2018	2017	2016
Investments in underlying funds	—%	—%	—%	—%	0.01%	0.01%	—%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of the expenses ratios. If these expenses were annualized, the total expenses would have been 2.11%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended		Period from 09/01/18 to 12/31/18	Year Ended August 31,
		12/31/20	12/31/19		2018	2017	2016
Portfolio turnover rate (excluding MDRs)	37%	31%	136%	45%	181%	161%	63%

	Year Ended August 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance

Net asset value, beginning of year	$7.27	$7.32	$7.94	$7.96	$7.76

Net investment income[1]	0.32	0.35	0.32	0.39	0.35
Net realized and unrealized gain (loss)	(0.11)	0.03	(0.46)	0.06	0.19

Net increase (decrease) from investment operations	0.21	0.38	(0.14)	0.45	0.54

Distributions from:[2]
Net investment income	(0.40)	(0.43)	(0.48)	(0.27)	(0.34)
Net realized gain	—	—	—	(0.20)	—

Total distributions	(0.40)	(0.43)	(0.48)	(0.47)	(0.34)

Net asset value, end of year	$7.08	$7.27	$7.32	$7.94	$7.96

Market price, end of year	$6.30	$6.42	$6.40	$7.63	$7.18

Total Return[3]

Based on net asset value	3.56%	6.05%	(1.45)%	6.24%	7.70%

Based on market price	4.35%	7.12%	(10.34)%	13.19%	8.47%

Ratios to Average Net Assets

Total expenses	0.99%[4]	1.02%[4]	1.00%	0.97%	1.06%

Total expenses after fees waived and paid indirectly	0.99%[4]	1.02%[4]	1.00%	0.97%	1.05%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.90%[4]	0.96%[4]	0.90%	0.90%	0.94%

Net investment income	4.48%	4.74%	4.18%	4.86%	4.43%

Supplemental Data

Net assets, end of year (000)	$452,616	$464,933	$467,948	$507,852	$508,765

Borrowings outstanding, end of year (000)	$173,695	$205,415	$148,344	$119,706	$233,676

Portfolio turnover rate[5]	191%	256%	358%	487%	899%

1	Based on average shares outstanding.
2	Distributions for annual periods determined in accordance with federal income tax regulations.
3

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

4

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.99% and 0.99% and 0.89% for the years ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.

5	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011
Portfolio turnover (excluding MDRs)	78%	125%	196%	230%	387%

USE OF PROCEEDS

The net proceeds from the issuance of common shares hereunder will be invested in accordance with the Fund’s investment objective and policies as stated below. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objective and policies within approximately three months from the date on which the proceeds from an offering are received by the Fund. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets for suitable investments. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities or in high quality, short-term money market instruments.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act. The Fund is incorporated as a Maryland corporation pursuant to its Charter governed by the laws of the State of Maryland. The Fund was incorporated under the laws of the State of Maryland on April 22, 1988, and commenced operations on July 22, 1988, upon the initiation of an initial public offering of its common shares. The Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052. The Fund’s common shares are traded on the NYSE under the symbol “BKT.”

DESCRIPTION OF CAPITAL STOCK

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.01 per share, all of which shares initially are classified as common shares. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common shares as preferred shares and at that time offer preferred shares. See “Leverage—Preferred Shares.”

Common Shares

Common shares, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

In the event that the Fund issues preferred shares and so long as any of the Fund’s preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See “Leverage—Preferred Shares.”

The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, the Fund’s NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See “Repurchase of Common Shares” below and “Repurchase of Common Shares” in the SAI.

The Fund’s outstanding common shares are, and when issued, the common shares offered by this Prospectus will be, publicly held and listed and traded on the NYSE under the symbol “BKT.” The Fund determines its NAV on a daily basis. The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE per common share, and the NAV per common share and the premium to or discount from NAV, on the date of each of the high and low market prices. The table also sets forth the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume
December 31, 2021	$6.30	$5.65	$5.86	$5.65	7.51%	0.00%	[	●]
September 30, 2021	$6.50	$5.96	$5.96	$5.89	9.06%	1.21%	[	●]
June 30, 2021	$6.41	$6.09	$6.06	$6.13	5.78%	(0.65)%	[	●]
March 31, 2021	$6.17	$6.00	$6.18	$6.19	(0.16)%	(3.07)%	[	●]
December 31, 2020	$6.18	$6.01	$6.30	$6.30	(1.90)%	(4.60)%	[	●]
September 30, 2020	$6.23	$6.04	$6.33	$6.29	(1.58)%	(3.97)%	[	●]
June 30, 2020	$6.22	$5.81	$6.32	$6.31	(1.58)%	(7.92)%	[	●]
March 31, 2020	$6.20	$5.52	$6.40	$6.26	(3.13)%	(11.82)%	[	●]

As of [●], 2022, the NAV per common share of the Fund was $[●] and the market price per common share was $[●], representing a [premium] to NAV of [●]%. Common shares of the Fund have historically traded at both a premium and discount to NAV.

As of [●], 2022, the Fund has outstanding [●] common shares.

Preferred Shares

In the event the Fund issues preferred shares, it is anticipated that such preferred shares will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common shares. Under the Investment Company Act, the Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common shares will have no preemptive right to purchase any shares of preferred shares that might be issued. It is anticipated that the NAV per share of any preferred shares to be issued by the Fund will equal its original purchase price per share plus accumulated dividends per share. The Fund does not currently intend to issue preferred shares.

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues preferred shares, it may be subject to restrictions imposed by the guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisors from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Please see “Description of Capital Stock” in the SAI for more information.

Authorized Shares

The following table provides the Fund’s authorized shares and common shares outstanding as of January 31, 2022.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount held by Fund
Common Shares	200,000,000	0	63,912,834

THE FUND’S INVESTMENTS

Investment Objective and Policies

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Investment Objectives, Policies and Risks—Investment Objectives and Policies”, which is incorporated by reference herein, for a discussion of the Fund’s investment objective and policies.

Portfolio Contents and Techniques

The Fund’s portfolio will be composed principally of the following investments. Additional information with respect to the Fund’s investment policies and restrictions and certain of the Fund’s portfolio investments is contained in the SAI.

Mortgage Related Securities.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) include structured debt obligations collateralized by pools of commercial (“CMBS”) or residential (“RMBS”) mortgages. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped MBS, mortgage pass-through securities and interests in real estate mortgage investment conduits (“REMICs”). The MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in RMBS and CMBS issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Fund may invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Fund invests, the Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

Mortgage Pass-Through Securities. Mortgage pass-through securities differ from other forms of fixed-income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

RMBS. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon or to refinance indebtedness previously used for such purposes. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS. The principal U.S. Governmental guarantor of mortgage related securities is GNMA, which is a wholly owned U.S. Government corporation. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). MBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantees are backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues FHLMC Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury doubled the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S.

Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In December 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

Non-Agency RMBS. Non-agency RMBS are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on RMBS backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations, the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s common shares. RMBS issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Fund may invest in Subordinated CMBS, which are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages and which are often referred to as “B-Pieces.” The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMOs. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (i) GNMA, FNMA or FHLMC pass-through certificates, (ii) unsecuritized mortgage loans insured by the FHA or guaranteed by the VA, (iii) unsecuritized conventional mortgages, (iv) other MBS or (v) any combination thereof. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund does not intend to invest in CMO residuals, which represent the interest in any excess cash flow remaining after making the payments of interest and principal on the tranches issued by the CMO and the payment of administrative expenses and management fees.

The Fund may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction relative to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate debt instruments (“inverse floaters”) based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped MBS. Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each receiving a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”), and all of the principal is distributed to holders of another type of security, known as a principal-only security (or “PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgage Securities. Adjustable rate mortgages (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may potentially reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of the coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of ARMs generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below A by Moody’s, S&P or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk.

Mortgage REITs. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, that meets the definitional requirements applicable to REITs under the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby generally eliminating corporate level U.S. federal income tax and effectively making the REIT a pass-through vehicle for U.S. federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually substantially all of its otherwise taxable income. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency and the possibility of failing to qualify for REIT status under the Code or to maintain exemption from the Investment Company Act.

Mortgage Related Derivative Instruments. The Fund may invest in MBS credit default swaps. MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. The securitization techniques used for ABS are similar to those used for MBS. ABS are bonds backed by pools of loans or other receivables. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. ABS present certain risks that are not presented by mortgage related securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Loan Obligations. A Collateralized Loan Obligation (“CLO”) is a structured debt security, issued by a financing company (generally called a special purpose vehicle or “SPV”), that was created to reapportion the risk and return characteristics of a pool of bank loans. Investors in CLOs bear the credit risk of the underlying collateral. The bank loans are used as collateral supporting the various debt tranches issued by the SPV. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Fund may invest in the equity or residual portion of the capital structure of CLOs. The SPV is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims. The vast majority of CLOs are actively managed by an independent investment manager.

U.S. Government Debt Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States.

Restricted and Illiquid Investments. The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. “Illiquid investments” are investments which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.

Strategic Transactions and Other Management Techniques. In addition to the MBS derivatives discussed herein, the Fund may use a variety of other investment management techniques and instruments. The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively, “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the dollar-weighted average life of the Fund’s portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be speculative. The ability of the Fund to use Strategic Transactions successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Inasmuch as any obligations of the Fund that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Fund and the Advisors believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to restrictions on senior securities under the Investment Company Act. Additionally, segregated or earmarked liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. The SAI contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Fund’s other policies and limitations (which are not fundamental policies) relating to Strategic Transactions. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences. See “Risks—Strategic Transactions and Derivatives Risk.”

Interest Rate Transactions. The Fund may enter into interest rate swaps and purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date and/or to hedge against increases in the Fund’s costs associated with any leverage strategy. The Fund will ordinarily use these transactions as a hedge or for duration and risk management although it is permitted to enter into them to enhance income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian or designate on its books and records an amount of cash or liquid assets having an aggregate NAV at all times at least equal to the accrued excess. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Fund or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the Investment Company Act but will constitute leverage; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a senior security for the purpose of the limitation under the Investment Company Act on issuing senior securities discussed above. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. Effective August 19, 2022, certain asset segregation requirements will be replaced by the requirements under the newly adopted Rule 18f-4 as described in this prospectus. See “Risks—Strategic Transactions and Derivatives.”

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Dollar Rolls. The Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

At the time the Fund enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the Investment Company Act but will constitute leverage; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of the limitation under the Investment Company Act on issuing senior securities discussed above.

Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Other Investment Companies. The Fund may invest in securities of other investment companies (including ETFs, BDCs and money market funds, including other investment companies managed by the Advisor or its affiliates), subject to applicable regulatory limits, that invest primarily securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares (or preferred shares, should the Fund determine to issue preferred shares in the future), or during periods when there is a shortage of attractive fixed income securities available in the market. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies (except that it will not be subject to duplicate advisory fees with respect to other investment companies managed by the Advisor or its affiliates). The Advisors will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available equity and/or fixed-income securities investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks to which the Fund may be subject to the extent it employs a leverage strategy. As described in the sections entitled “Risks” and “Leverage,” the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies that are not managed by the Advisor or its affiliates, the Fund will be dependent upon the investment and research abilities of persons other than the Advisors.

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees (except that it will not be subject to duplicate advisory fees with respect to ETFs managed by the Advisor or its affiliates). These expenses are in addition to the direct expenses of the Fund’s own operations.

The Fund treats its investments in other investment companies that invest substantially all of their assets in fixed income securities as investments in fixed income securities.

Short-Term Debt Securities; Temporary Defensive Positions; Invest-Up Period. During temporary defensive periods (e.g., times when, in the Advisors’ opinion, temporary imbalances of supply and demand or other temporary dislocations in the market adversely affect the price at which fixed income securities are available, or in connection with the termination of the Fund) and in order to keep cash on hand fully invested, including the period during which the net proceeds of this offering of common shares (or preferred shares, should the Fund determine to issue preferred shares in the future) are being invested, the Fund may invest any percentage of its assets in liquid, short-term investments including high quality, short-term securities and securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Fund may invest directly. See “Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities” in the SAI. The Advisors’ determination that they are temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent or in connection with the termination of the Fund.

Securities Lending. The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Advisors, including to borrowers affiliated with the Advisors. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Advisors or in registered money market funds advised by the Advisors or their affiliates; such investments are subject to investment risk.

The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that the Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisors, acts as securities lending agent for the Fund, subject to the overall supervision of the Advisors. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level.

To the extent that the Fund engages in securities lending, the Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an affiliate of the Advisors (the “collateral investment expenses”); however, BIM has agreed to cap the collateral investment expenses the Fund bears to an annual rate of 0.04% of the daily net assets of such private investment company. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex (as defined in the SAI) in a calendar year exceeds the breakpoint dollar threshold applicable in the given year, the Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis (including on a “TBA” (to be announced) basis) or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Board of New York, the Fund or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss. A default by a counterparty may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the NAV of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

LEVERAGE

The Fund currently leverages its assets through the use of reverse repurchase agreements. The Fund currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The use of leverage, if employed, can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares. Any leveraging strategy the Fund employs may not be successful. See “Risks—Leverage Risk.”

Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.

Under the Investment Company Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Fund is required to have at least two dollars of assets). The Investment Company Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the Investment Company Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

Reverse Repurchase Agreements

Borrowings may be made by the Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at an agreed upon date and price. Such agreements are considered to be borrowings under the Investment Company Act. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Credit Facility

The Fund may borrow through a credit facility. If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Preferred Shares

The Fund is permitted to leverage its portfolio by issuing preferred shares. Under the Investment Company Act, the Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

The Fund expects that preferred shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. Preferred shares, if issued, could include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature could require the Fund to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

If preferred shares are issued, the Fund may, to the extent possible, purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company (“RIC”) under the Code. If the Fund has preferred shares outstanding, two of the Directors will be elected by the holders of preferred shares voting separately as a class. The remaining Directors will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Directors.

If the Fund issues preferred shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Advisors from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Derivatives

The Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus and are also referred to as “Strategic Transactions.” The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the

Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act, or considered borrowings subject to the Fund’s limitations on borrowings discussed above, but may create leverage for the Fund. To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the Investment Company Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Temporary Borrowings

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISKS

The NAV and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks of investing in the Fund.

General Risks

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Investment Objectives, Policies and Risks—Risk Factors”, which is incorporated by reference herein, for a discussion of the general risks of investing in the Fund.

Other Risks

Risk Associated with Recent Market Events

In response to the financial crisis and recent market events , the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the U.S. government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain investments. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, the current contentious domestic political environment, as well as political and diplomatic events in the United States and abroad, such as presidential elections in the United States or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in adverse consequences (including a government shutdown) to the U.S. regulatory landscape, the general market environment and/or investment sentiment, which could negatively impact the Fund’s investments and operations. Such adverse consequences may affect investor and/or consumer confidence and may adversely impact financial markets and the broader economy, potentially to a significant degree. In recent years, some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies and/or a move away from tight financial industry regulations, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates, that were previously adopted in response to serious economic disruptions. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out and an unexpected or sudden reversal of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments or prevent the Fund from executing on advantageous investment opportunities in a timely manner. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Disruptions in markets can adversely impact the Fund and its investments. Further, certain local markets have been or may be subject to closures, and there can be no certainty regarding whether trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such market. The impact of this pandemic has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the pandemic may exacerbate other preexisting political, social and economic risks in certain countries or globally. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this pandemic or others and their effects cannot be determined with certainty.

LIBOR Risk

The Fund may be exposed to financial instruments that are tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the EMU, and continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide. The coronavirus pandemic initially led to illiquidity and volatility in the municipal bond markets and may lead to downgrades in the credit quality of certain municipal issuers.

China and the United States have each recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the EU (commonly known as “Brexit”). The UK and EU reached a preliminary trade agreement, which became effective on January 1, 2021, regarding the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. Due to uncertainty of the current political environment, it is not possible to foresee the form or nature of the future trading relationship between the UK and the EU. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear and the ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, Brexit may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets and may destabilize some or all of the other EU member countries. This uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and its investments to execute their respective strategies, to receive attractive returns and/r to exit certain investments at an advantageous time or price. In particular, currency volatility may mean that the returns of the Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, if the Fund elects to execute currency hedges. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its investments or its organization more generally.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the world in which the Fund invests.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk

In recent years, the U.S. Government and the Federal Reserve, as well as foreign governments throughout the world, have taken unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, such as implementing stimulus packages, providing liquidity in fixed income, commercial paper and other markets, providing tax breaks, direct capital infusions into companies and dramatically lowering interest rates, among other actions. Such actions may have unintended and adverse consequences, such as causing or contributing to an increased risk of inflation and an unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, may increase volatility in securities markets or prevent the Fund from executing on advantageous investment opportunities in a timely manner and negatively impact the Fund’s investments. See “Inflation Risk.” The reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect financial markets generally and reduce the value and liquidity of certain securities. Additionally, with the cessation of certain other market support activities, such as those mentioned above, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Investment Company Act Regulations

The Fund is a registered closed-end management investment company and as such is subject to regulations under the Investment Company Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the Investment Company Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Regulation as a “Commodity Pool”

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Failures of Futures Commission Merchants and Clearing Organizations Risk

The Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s FCM. In addition, the assets of the Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Biden presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Potential Conflicts of Interest of the Advisor, Sub-Advisor and Others

The investment activities of BlackRock, the ultimate parent company of the Advisors, and its Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. Subject to the requirements of the Investment Company Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. None of BlackRock or its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, BlackRock and its Affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. BlackRock has adopted policies and procedures designed to address potential conflicts of interest. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Management of the Fund—Portfolio Management—Potential Material Conflicts of Interest” in the SAI.

Defensive Investing Risk

For defensive purposes, the Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objectives. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk

Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund’s investment activities to the Advisors, subject to oversight by the Board.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. See “Net Asset Value.” When market quotations are not available, the Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Fund’s ability to value its investments and the calculation of the Fund’s NAV.

When market quotations are not readily available or are deemed to be inaccurate or unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Because of overall size, duration and maturities of positions held by the Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Fund may routinely trade with bid-offer spreads that may be significant. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests applicable to regulated investment companies depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Fund’s NAV per share is a critical component in several operational matters including computation of advisory and services fees and determination of the price at which a tender offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay.

Reliance on the Advisor and Sub-Advisor

The Fund is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock. The Advisors are not required to devote their full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Fund. For additional information on the Advisor, the Sub-Advisor and BlackRock, see “Management of the Fund—Investment Advisor and Sub-Advisor.”

Reliance on Service Providers Risk

The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems Risk

The Fund is dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Fund.

Cyber Security Risk

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the Advisors and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. As a result, the Fund or its shareholders could be negatively impacted.

Misconduct of Employees and of Service Providers Risk

Misconduct or misrepresentations by employees of the Advisor, the Sub-Advisor or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Special Risks for Holders of Rights

There is a risk that performance of the Fund may result in the common shares purchasable upon exercise of the rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the rights. Investors who receive rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, common shares may trade at less favorable prices than larger offerings for similar securities.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk

The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Certain Provisions in the Charter and Bylaws.”

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk. Some of these limitations are fundamental and thus may not be changed without the approval of the holders of a majority of the outstanding common shares. See “Investment Objective and Policies—Investment Restrictions” in the SAI.

The restrictions and other limitations set forth throughout this Prospectus and in the SAI apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and any leverage the Fund may have outstanding begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of any outstanding leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce any indebtedness that it may have incurred. The success of any such attempt to limit leverage risk depends on the Advisors’ ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

If market conditions suggest that employing leverage, or employing additional leverage if the Fund already has outstanding leverage, would be beneficial, the Fund may enter into one or more credit facilities, increase any existing credit facilities, sell preferred shares or engage in additional leverage transactions, subject to the restrictions of the Investment Company Act.

Strategic Transactions

The Fund may use certain Strategic Transactions designed to limit the risk of price fluctuations of securities and to preserve capital. These Strategic Transactions include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities, or on securities whose prices, in the opinion of the Advisors, correlate with the prices of the Fund’s investments. There can be no assurance that Strategic Transactions will be used or used effectively to limit risk, and Strategic Transactions may be subject to their own risks.

MANAGEMENT OF THE FUND

Directors and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisors. There are eleven Directors. A majority of the Directors are Independent Directors of the Fund. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Advisor and Sub-Advisor

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. BIL serves as the Fund’s Sub-Advisor and performs certain of the day-to-day investment management of the Fund. The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BIL, located at Edinburgh, EH3 8BL, United Kingdom, are wholly-owned subsidiaries of BlackRock.

BlackRock is one of the world’s largest publicly-traded investment management firms. As of December 31, 2021, BlackRock’s assets under management were approximately $[●] trillion. BlackRock has over 30 years of experience managing closed-end products and, as of [●], 2022, advised a registered closed-end family of [●] exchange-listed active funds with approximately $[●] billion in assets.

BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors.

Investment Philosophy

[To come by pre-effective amendment.]

Portfolio Managers

The members of the portfolio management team who are primarily responsible for the day-to-day management of the Fund’s portfolio are as follows:

Matthew Kraeger, Managing Director. [Bio to come by pre-effective amendment.]

Ron Sion, Managing Director. [Bio to come by pre-effective amendment.]

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio management team and the ownership of the Fund’s securities by each portfolio manager.

Investment Management Agreement

Pursuant to an investment management agreement between the Advisor and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Advisor a monthly management fee at an annual rate equal to 0.65% of the average weekly value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage). The Advisor, and not the Fund, pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Advisor.

A discussion regarding the basis for the approval of the Investment Management Agreement and the sub-advisory agreement by the Board is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended June 30, 2021.

Except as otherwise described in this Prospectus, the Fund pays, in addition to the fees paid to the Advisor, all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with the Advisor), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

The Fund and the Advisor have entered into the Fee Waiver Agreement, pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Advisor or its affiliates that have a contractual management fee, through June 30, 2023. In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds advised by the Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Advisor and the Fund (including by a majority of the Fund’s Independent Directors). Neither the Advisor nor the Fund is obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Directors or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

Administration Agreement

The Advisor serves as the Fund’s administrator pursuant to an administration agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, BlackRock provides certain administrative services to the Fund including, without limitation, oversight of the determination and publication of the Fund’s NAV, oversight of the maintenance of certain books and records of the Fund, oversight of the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns, and preparation, or oversight of the preparation of, financial information for the Fund’s semi-annual and annual reports, proxy statements and other communications with shareholders and certain other oversight and reporting activities. The administration fee paid monthly to the Advisor pursuant to the Administration Agreement is computed at an annual rate of 0.15% of the Fund’s average weekly net assets.

Administration and Accounting Services

State Street Bank and Trust Company provides certain administration and accounting services to the Fund pursuant to an Administration and Fund Accounting Services Agreement (the “Administration and Fund Accounting Services Agreement”). Pursuant to the Administration and Fund Accounting Services Agreement, State Street Bank and Trust Company provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Fund, State Street Bank and Trust Company is paid a monthly fee from the Fund at an annual rate ranging from 0.0075% to 0.015% of the Fund’s Managed Assets, along with an annual fixed fee ranging from $3,000 to $10,000 for the services it provides to the Fund.

Custodian and Transfer Agent

The custodian of the assets of the Fund is State Street Bank and Trust Company, whose principal business address is One Lincoln Street, Boston, Massachusetts 02111. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Computershare Fund Company, N.A., whose principal business address is 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent with respect to the common shares.

Independent Registered Public Accounting Firm

[                ], whose principal business address is [                ], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

NET ASSET VALUE

The NAV of the Fund’s common shares will be computed based upon the value of the Fund’s portfolio securities and other assets. NAV per common share will be determined as of the close of the regular trading session on the NYSE on each business day on which the NYSE is open for trading. The Fund calculates NAV per common share by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding preferred shares of the Fund from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

Valuation of securities held by the Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If the Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which the Fund values such security, the prior day’s price will be used, unless the Advisor determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the policies and procedures approved by the Fund’s Board (the “Valuation Procedures”). The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless the Advisor determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.

Underlying Funds. Shares of underlying open-end funds are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the assets being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

All cash, receivables and current payables are carried on the Fund’s books at their fair value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or BlackRock’s Valuation Committee (the “Valuation Committee”) (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated and common shares are not traded. In such cases, the NAV of the Fund’s common shares may be significantly affected on days when investors can neither purchase nor sell shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by the Advisor to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Advisor in accordance with the Valuation Procedures. The Advisor may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if the Advisor believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Advisor determines, in its business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, that is likely to cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Advisor is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets following the close of the local markets to the price that might have prevailed as of the Fund’s pricing time.

The Advisor, with input from portfolio management, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of the Advisor, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Fund. The pricing of all Fair Value Assets is subsequently reported to the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee deems relevant at the time of the determination, and may be based on analytical values determined by the Advisor using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.

The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value. The SEC recently adopted new Rule 2a-5 under the Investment Company Act, which will establish an updated regulatory framework for registered investment company valuation practices and may impact the Fund’s valuation policies. The Fund will not be required to comply with the new rule until September 8, 2022.

DISTRIBUTIONS

The Fund distributes to stockholders monthly dividends of net investment income and all or a portion of net short-term capital gains. The Fund will pay stockholders at least annually all or substantially all of its investment company taxable income. The Investment Company Act generally limits the Fund to one capital gain distribution per year, subject to certain exceptions, including as discussed below in connection with the Distribution Plan.

The Fund has adopted a plan to support a level distribution of income, capital gains and/or return of capital. The Distribution Plan has been approved by the Board and is consistent with the Fund’s investment objectives and policies. The fixed amount distributed per share is subject to change at the discretion of the Board. The Fund is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act. Under its Distribution Plan, the Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. A return of capital distribution may involve a return of the shareholder’s original investment. Though not currently taxable, such a distribution may lower a shareholder’s basis in the Fund, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Fund’s shares, even if sold at a loss to the shareholder’s original investment. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Distribution Plan. The Fund’s total return performance on NAV will be presented in its financial highlights table, which will be available in the Fund’s shareholder reports, every six-months. The Board may amend, suspend or terminate the Distribution Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please see “Risks” for a more complete description of the Fund’s risks.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a fiscal year in an amount that exceeds the Fund’s earnings and profits for U.S. federal income tax purposes. In such situations, the amount by which the Fund’s total distributions exceed earnings and profits would generally be treated as a return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Fund’s income, including the asset mix and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV. The Fund intends to distribute any long-term capital gains not distributed under the Distribution Plan annually.

Under normal market conditions, the Advisor seeks to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to shareholders.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Automatic Dividend Reinvestment Plan”, which is incorporated by reference herein, for a discussion of the Fund’s dividend reinvestment plan.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of rights to its shareholders to purchase common shares. Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the rights. In connection with a rights offering to shareholders, we would distribute certificates or other documentation (i.e., rights cards distributed in lieu of certificates) evidencing the rights and a Prospectus Supplement to our shareholders as of the record date that we set for determining the shareholders eligible to receive rights in such rights offering. Any such future rights offering will be made in accordance with the Investment Company Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval.

The staff of the SEC has interpreted the Investment Company Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

The applicable Prospectus Supplement would describe the following terms of the rights in respect of which this Prospectus is being delivered:

•	the period of time the offering would remain open;

•	the underwriter or distributor, if any, of the rights and any associated underwriting fees or discounts applicable to purchases of the rights;

•	the title of such rights;

•	the exercise price for such rights (or method of calculation thereof);

•	the number of such rights issued in respect of each share;

•	the number of rights required to purchase a single share;

•	the extent to which such rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such rights;

•	the date on which the right to exercise such rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege; and

•	termination rights we may have in connection with such rights offering.

A certain number of rights would entitle the holder of the right(s) to purchase for cash such number of common shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised rights would become void. Upon expiration of the rights offering and the receipt of payment and the rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the rights agent, or any other office indicated in the Prospectus Supplement, the common shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s common shares. A more detailed discussion of the tax rules applicable to the Fund and its common shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Except as otherwise noted, this discussion assumes you are a taxable U.S. holder (as defined below) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its common shareholders. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding any matters discussed herein. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of non-U.S., state or local law. The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as, without limitation, a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of Section 451(b) of the Code, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes, whose status as a U.S. person is not overridden by an applicable tax treaty.

Taxation of the Fund

The Fund has elected to be treated as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy certain requirements relating to the sources of its income, diversification of its assets, and distribution of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% gross income test”). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”

As long as the Fund qualifies as a RIC, the Fund will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its net tax-exempt interest income, if any, and (ii) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid. The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If in any taxable year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Fund would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s earnings and profits. Provided that certain holding period and other requirements were met, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, to qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

The Fund’s Investments. Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Fund ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Fund may not be able to benefit from any offsetting loss deductions.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes.

Foreign currency gain or loss on foreign currency exchange contracts, non-U.S. dollar-denominated securities contracts, and non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Income from options on individual securities written by the Fund will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

Index options that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Common Shareholders

Fund distributions of its tax-exempt interest on municipal securities, if properly reported by the Fund to its shareholders (“exempt-interest dividends”), will generally be exempt from regular federal income tax. In order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of tax-exempt obligations on a quarterly basis. Although the Fund intends to meet this requirement, no assurance can be given in this regard. If the Fund fails to do so, it would not be able to pay tax-exempt dividends, and your distributions attributable to interest received by the Fund from any source (including distributions of tax-exempt interest income) would be taxable as ordinary income to the extent of the Fund’s earnings and profits.

The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid to you by the Fund from its net capital gain, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits, other than exempt-interest dividends (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income or be eligible for the dividends received deduction.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Interest on certain “private activity bonds” is an item of tax preference subject to the alternative minimum tax on individuals. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Fund could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

Exempt-interest dividends are included in determining what portion, if any, of a person’s Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date of a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

If the Fund liquidates, shareholders generally will realize capital gain or loss upon such liquidation in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in its common shares. Any such gain or loss will be long-term if the shareholder is treated as having a holding period in the Fund shares of greater than one year, and otherwise will be short-term.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s common shares.

A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of exempt-interest dividends or net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares.

Ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may have withheld tax even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

In addition, withholding at a rate of 30% will apply to dividends paid in respect of common shares of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments.

Accordingly, the entity through which common shares of the Fund are held will affect the determination of whether such withholding is required. Similarly, dividends paid in respect of common shares of the Fund held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to common shareholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s common shares.

U.S. federal backup withholding tax may be required on dividends, distributions and sale proceeds payable to certain non-exempt common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the Internal Revenue Service.

Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of common shares of the Fund also may be subject to state, local, and/or foreign taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury regulations currently in effect as they directly govern the taxation of the Fund and its common shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more detailed discussion of the tax rules applicable to the Fund and its common shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Common shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

Please refer to the SAI for more detailed information. You are urged to consult your tax adviser.

TAXATION OF HOLDERS OF RIGHTS

The value of a right will not be includible in the income of a common shareholder at the time the right is issued.

The basis of a right issued to a common shareholder will be zero, and the basis of the share with respect to which the subscription right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the subscription right a portion of the basis of the old share. If either (a) or (b) applies, then except as described below such shareholder must allocate basis between the old share and the right in proportion to their fair market values on the date of distribution.

The basis of a right purchased in the market will generally be its purchase price.

The holding period of a right issued to a common shareholder will include the holding period of the old share. No gain or loss will be recognized by a common shareholder upon the exercise of a right.

No loss will be recognized by a common shareholder if a right distributed to such common shareholder expires unexercised because the basis of the old share may be allocated to a right only if the right is exercised. If a right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the right.

Any gain or loss on the sale of a right will be a capital gain or loss if the right is held as a capital asset (which in the case of rights issued to common shareholders will depend on whether the old share of common stock is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS

The Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Fund. A Director may be removed from office only for cause by vote of the holders of at least 75% of the shares entitled to vote in an election to fill that directorship.

In addition, the Charter requires the favorable vote of the holders of [at least 75%] of the Fund’s shares to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation;

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•	a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the Bylaws, in which case the affirmative vote of a majority of the Fund’s shares of capital stock is required.

In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund’s outstanding shares of capital stock entitled to be voted on the matter, voting as a single class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Shareholders of an open-end investment company may require the company to redeem their common shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on a stock exchange.

The Charter and Bylaws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the Bylaws (except for any Bylaw specified not to be amended or repealed by the Board), subject to the requirements of the Investment Company Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 75% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

The Board of Directors has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the SEC for the full text of these provisions.

The Fund has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of the Fund reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%.

The Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock).

The Fund’s Bylaws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a stockholder must be accompanied by certain information as provided in the Bylaws.

The Maryland General Corporation Law provides that a Maryland corporation that has a class of securities registered under the Exchange Act and has at least three outside directors can elect to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter or bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws, (i) reserve for itself the right to fix the number of directors; (ii) retain for itself sole authority to fill vacancies created by an increase in the size of the board of directors or the death, removal or resignation of a director; and (iii) provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum. Any director elected to fill such vacancy shall hold office for the remainder of the unexpired term and until his or her successor is elected and qualified. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. The Fund is not prohibited from implementing any or all of the statute.

Pursuant to the Fund’s Bylaws, the Fund has elected to be subject to a specific provision of the statute such that, at all times that the Fund is eligible to make that election, all vacancies on the Board of Directors resulting from an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV. See “Repurchase of Common Shares” below and “Repurchase of Common Shares” in the SAI. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their NAVs and the Fund’s common shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Fund’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value” and “Description of Capital Stock—Common Shares.” Although the Fund’s common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from NAV.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares’ trading at a price which approximates their NAV. Although share repurchases and tender offers could have a favorable effect on the market price of the Fund’s common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any borrowings or preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded. For additional information, see “Repurchase of Common Shares” in the SAI.

PLAN OF DISTRIBUTION

We may sell common shares, including to existing shareholders in a rights offering, through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our common shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our common shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of our common shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. Sales of our common shares may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

We may sell our common shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our common shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our common shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum amount of compensation to be received by any Financial Industry Regulatory Authority member or independent broker-dealer will not exceed eight percent for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase common shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional common shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the common shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the Investment Company Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our common shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

INCORPORATION BY REFERENCE

This Prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this Prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this Prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this Prospectus. Any statement in a document incorporated by reference into this Prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this Prospectus or (2) any other subsequently filed document that is incorporated by reference into this Prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	the Fund’s SAI, dated [●], 2022, filed with this Prospectus;

•	the Funds annual report on Form N-CSR for the fiscal year ended December 31, 2021, filed with the SEC on [●], 2022; and

•	the Fund’s definitive proxy statement on Schedule 14A, filed with the SEC on June 8, 2021.

The Fund will provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this Prospectus or the accompanying prospectus supplement. You should direct requests for documents by calling:

Client Services Desk

(800) 882-0052

The Fund makes available this Prospectus, SAI and the Fund’s annual and semi-annual reports, free of charge, at http://www.blackrock.com. You may also obtain this Prospectus, the SAI, other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not incorporated by reference into this Prospectus and should not be considered to be part of this Prospectus or the accompanying prospectus supplement.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share such information with select other parties.

The Fund does not receive any non-public personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of the Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Fund restricts access to non-public personal information about its shareholders to BlackRock employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

[25,000,000 Shares]

BLACKROCK INCOME TRUST, INC.

Shares of Common Stock

Rights to Purchase Shares of Common Stock

PROSPECTUS

[●], 2022

The information in this Prospectus Supplement is not complete and may be changed. BlackRock Income Trust, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2022

PROSPECTUS SUPPLEMENT

(To Prospectus dated [●], 2022)

Filed Pursuant to Rule 424(b)([●])

Registration Statement No. 333-[●]

BLACKROCK INCOME TRUST, INC.

Up to [●] Shares of Common Stock

BlackRock Income Trust, Inc. (the “Fund,” “we,” “us” or “our”) is offering for sale [●] of shares of our common stock (“common shares”). Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “BKT.” As of the close of business on [●], 2022, the last reported net asset value per share of our common shares was $[●] and the last reported sales price per share of our common shares on the NYSE was $[●].

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund’s investment adviser is BlackRock Advisors, LLC (the “Advisor”). BlackRock International Limited serves as sub-adviser to the Fund (the “Sub-Advisor”).

Sales of our common shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

Investing in the Fund’s common shares involves certain risks that are described in the “Risks” section beginning on page 24 of the accompanying Prospectus.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[●], 2022

S-1

This Prospectus Supplement, together with the accompanying Prospectus, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in the common shares. You should retain the accompanying Prospectus and this Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated [●], 2022, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the SAI are part of a “shelf” registration statement filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement. You may call (800) 882-0052, visit the Fund’s website (http://www.blackrock.com) or write to the Fund to obtain, free of charge, copies of the SAI and the Fund’s semi-annual and annual reports, as well as to obtain other information about the Fund or to make shareholder inquiries. The SAI, as well as the Fund’s semi-annual and annual reports, are also available for free on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus Supplement or the accompanying Prospectus.

You should not construe the contents of this Prospectus Supplement and the accompanying Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

S-2

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to BlackRock Income Trust, Inc., a Maryland corporation.

Prospectus Supplement

Prospectus

S-3

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risks” section of the accompanying Prospectus. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in our common shares.

S-4

PROSPECTUS SUPPLEMENT SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus Supplement and in the accompanying Prospectus and in the SAI.

The Fund

The Fund is a diversified, closed-end management investment company. The Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The Fund’s common shares are listed for trading on the NYSE under the symbol “BKT.”

Investment Advisor and Sub-Advisor

BlackRock Advisors, LLC (previously defined as the “Advisor”) is the Fund’s investment adviser. BlackRock International Limited (“BIL”) serves as sub-adviser to the Fund (the “Sub-Advisor”). The Advisor receives an annual fee, payable monthly, in an amount equal to 0.65% of the average weekly value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage). The Advisor, and not the Fund, pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Advisor.

The Offering

[The provisions of the Investment Company Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the net asset value per share of a company’s common shares (calculated within 48 hours of pricing).

Sales of our common shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.]

Use of Proceeds

We currently anticipate that we will be able to invest all of the net proceeds of any sales of common shares pursuant to this Prospectus Supplement in accordance with our investment objective and policies as described in the accompanying Prospectus under “The Fund’s Investments” within approximately three months of the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities or in high quality, short-term money market instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital.

SUMMARY OF FUND EXPENSES

The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)(1)	[●]%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	[●]%
Dividend reinvestment plan fees	$[●] per share for open-market purchases of common shares(2)

S-5

Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees(4)(5)	[●]%
Other Expenses(3)	[●]%
Miscellaneous Other Expenses	[●]%
Interest Expense	[●]%
Total Annual Fund Operating Expenses	[●]%
Fee Waivers and/or Expense Reimbursements(5)	[●]%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements(5)	[●]%

(1)	Fund shareholders will pay all offering expenses involved with this offering.
(2)

Computershare Fund Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $2.50 sales fee and pay a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(3)	Other expenses have been restated to reflect current fees.
(4)

The Fund currently pays the Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of the average weekly value of the Fund’s net assets. For purposes of calculating these fees, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

(5)

The Fund and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual management fee, through June 30, 2023. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds managed by the Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) of the Fund or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

Example

The following example illustrates the expenses (including the sales load of $[●] and offering costs of $[●]) that you would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of [●]% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$[●]	$[●]	$[●]	$[●]

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S-6

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $[●], based on the public offering price of $[●] per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

The net proceeds from the issuance of common shares hereunder will be invested in accordance with the Fund’s investment objective and policies as set forth in this Prospectus Supplement and the accompanying Prospectus. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objective and policies within approximately three months of the receipt of such proceeds. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets for suitable investments. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities or in high quality, short-term money market instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of [●], 2022 and its adjusted capitalization assuming the common shares available in the offering discussed in this Prospectus Supplement had been issued.

[To be provided.]

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Fund. Willkie Farr & Gallagher LLP may rely as to certain matters of Maryland law on the opinion of Miles & Stockbridge, P.C., Baltimore, Maryland. [Certain legal matters will be passed on by [●] as special counsel to the Underwriters in connection with the offering.]

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the Investment Company Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

S-7

BLACKROCK INCOME TRUST, INC.

Shares of Common Stock

PROSPECTUS SUPPLEMENT

[●], 2022

Until [    ], 2022 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

The information in this Prospectus Supplement is not complete and may be changed. BlackRock Income Trust, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2022

Filed Pursuant to Rule 424(b)([●])

Registration Statement No. 333-[●]

PROSPECTUS SUPPLEMENT

(To Prospectus dated [●], 2022)

BLACKROCK INCOME TRUST, INC.

[●] Rights for [●] Shares of Common Stock

Issuable Upon the Exercise of

Subscription Rights to Acquire Shares of Common Stock

BlackRock Income Trust, Inc. (the “Fund,” “we,” “us” or “our”) is issuing subscription rights (the “Rights”) to our common stockholders (the “Common Shareholders”) to subscribe for an aggregate of [●] shares of common stock (each, a “Common Share” and collectively, the “Common Shares”).

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund’s investment adviser is BlackRock Advisors, LLC (the “Advisor”). BlackRock International Limited serves as sub-adviser to the Fund (the “Sub-Advisor”).

The Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “BKT.” Common Shareholders of record on [●], 2022 (the “Record Date”) will receive [●] Right for each Common Share held. These Rights are transferable and will allow the holders thereof to purchase additional Common Shares. The Rights will be listed for trading on the [●] under the symbol “[●]” during the course of the Rights offering.

The Rights entitle their holders to purchase [●] new Common Share for every [●] Rights held. Any Common Shareholder who owns fewer than [●] Common Shares as of the close of business on the Record Date may subscribe for [●] full Common Share. Common Shareholders as of the close of business on the Record Date who fully exercise all Rights initially issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will be entitled to subscribe for additional Common Shares that remain unsubscribed as a result of any unexercised Rights. This over-subscription privilege is subject to a number of limitations and subject to allotment.

The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to [●]% of the average of the last reported sales price of a Common Share on the NYSE on the date on which the Rights offering expires, as such date may be extended from time to time, and each of the [● (●)] preceding trading days (the “Formula Price”). If, however, the Formula Price is less than [●]% of the net asset value (“NAV”) per Common Share at the close of trading on the NYSE on the Expiration Date (as defined below), then the Subscription Price will be [●]% of the Fund’s NAV per Common Share at the close of trading on the NYSE on the Expiration Date. All offering expenses, including sales commissions, will be borne by the Advisor, and not the Fund or any Common Shareholders. The Rights offering will expire at 5:00 p.m., Eastern time, on [●], 2022, unless extended as described in this Prospectus Supplement (the “Expiration Date”).

On [●], 2022 (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per share of the Common Shares was $[●] and the last reported sales price per share of Common Shares on the NYSE was $[●], representing a [premium] to net asset value of [●]%.

This Prospectus Supplement, together with the accompanying Prospectus, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in the Common Shares. You should retain the accompanying Prospectus and this Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated [●], 2022, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the SAI are part of a “shelf” registration statement filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement. You may call (800) 882-0052, visit the Fund’s website (http://www.blackrock.com) or write to the Fund to obtain, free of charge, copies of the SAI and the Fund’s semi-annual and annual reports, as well as to obtain other information about the Fund or to make shareholder inquiries. The SAI, as well as the Fund’s semi-annual and annual reports, are also available for free on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus Supplement or the accompanying Prospectus. Common Shareholders please call toll-free at [●] (banks and brokers please call [●]) or please send written requests to [●].

Investing in Common Shares through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement.

SHAREHOLDERS WHO DO NOT FULLY EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE RIGHTS OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE RIGHTS OFFERING YOU MAY EXPERIENCE SUBSTANTIAL DILUTION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE. RIGHTS EXERCISED BY A SHAREHOLDER ARE IRREVOCABLE.

THE FUND HAS DECLARED MONTHLY DISTRIBUTIONS PAYABLE ON [●], 2022 WITH A RECORD DATE OF [●], 2022. ANY COMMON SHARES ISSUED AS A RESULT OF THE RIGHTS OFFERING WILL NOT BE RECORD DATE SHARES FOR THE FUND’S MONTHLY DISTRIBUTION TO BE PAID ON [●], 2022 AND WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share			Total(1)
Estimated subscription price of Common Shares to shareholders exercising Rights(2)	$	[	●]	$	[	●]
Underwriting discounts and commissions	$	[	●]	$	[	●]
Estimated proceeds, before expenses, to the Fund(3) (4)	$	[	●]	$	[	●]

(1)

Assumes that all Rights are exercised at the estimated Subscription Price (as described below). All of the Rights may not be exercised, and the estimated Subscription Price may be higher or lower than the actual Subscription Price.

(2)

The estimated Subscription Price to the public is based upon [●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2022 and each of the [● (●)] preceding trading days. See “Terms of the Rights Offering—Subscription Price.”.

(3)

Before deduction of expenses related to the Rights offering, which are estimated approximately at $[●]. Any offering expenses are paid indirectly by shareholders. Such fees and expenses will immediately reduce the net asset value per share of each Common Share purchased by an investor in the Rights offering. The indirect expenses of the offering that shareholders will pay are estimated to be $[●] in the aggregate and $[●] per share. The amount of proceeds to the Fund net of any fees and expenses of the offering are estimated to be $[●] in the aggregate and $[●] per share. Shareholders will not directly bear any offering expenses.

(4)

Funds received by check prior to the final due date of the Rights offering will be deposited into a segregated account pending proration and distribution of Common Shares. The Subscription Agent (as defined in this Prospectus Supplement) may receive investment earnings on the funds deposited into such account.

The Common Shares are expected to be ready for delivery in book-entry form through the [insert depository name] on or about [●], 2022[, unless extended. If the offering is extended, the Common Shares are expected to be ready for delivery in book-entry form through the [●] on or about [●], 2022.]

You should not construe the contents of this Prospectus Supplement and the accompanying Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The date of this Prospectus Supplement is [●], 2022.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. This Prospectus Supplement will be amended to reflect material changes to the information contained herein and will be delivered to shareholders. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to BlackRock Income Trust, Inc., a Maryland corporation.

Prospectus Supplement

Prospectus

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus and in the SAI. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of the accompanying Prospectus and “Special Characteristics and Risks of the Rights Offering” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus, or in the SAI, are made as of the date of this Prospectus Supplement or the accompanying Prospectus or SAI, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risks” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Common Shares.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Purpose of the Rights Offering	[To come.]

Terms of the Rights Offering

[●] transferable subscription right (a “Right”) will be issued for each share of common stock of BlackRock Income Trust, Inc. (the “Fund,” “we,” “us” or “our”) (each, a “Common Share,” and collectively, the “Common Shares”) held on the Record Date (as defined below). Rights are expected to trade on the [●] under the symbol “[●].” The Rights will allow holders of Common Shares to subscribe for new Common Shares of the Fund. [●] Common Shares of the Fund are outstanding as of [●], 2022. [●] Rights will be required to purchase one Common Share. Shares of the Fund, as a closed-end fund, can trade at a discount to net asset value (“NAV”). Upon exercise of the Rights offering, Fund shares are expected to be issued at a price below NAV per Common Share. [An over-subscription privilege will be offered, [subject to the right of the Board of Directors of the Fund (the “Board”) to eliminate the over-subscription privilege.] [●] Common Shares of the Fund will be issued if all Rights are exercised. See “Terms of the Rights Offering.”

The Fund has declared monthly distributions payable on [●], 2022 with a record date of [●], 2022. Any Common Shares issued as a result of the Rights offering will not be record date shares for the Fund’s monthly distribution to be paid on [●], 2022 and will not be entitled to receive such distribution.

The exercise of Rights by a Rights holder is irrevocable.

Title	Subscription Rights to Acquire Shares of Common Stock

Subscription Price

The final subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to [●]% of the average of the last reported sales price of the Fund’s Common Shares on the New York Stock Exchange (“NYSE”) on the Expiration Date (as defined below) and each of the [●] preceding trading days (the “Formula Price”). If, however, the Formula Price is less than [●]% of the NAV per Common Share of the Fund’s Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [●]% of the Fund’s NAV per Common Share at the close of trading on the NYSE on that day. See “Terms of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Shares as of the close of business on [●], 2022 (the “Record Date”). See “Terms of the Rights Offering.”

Number of Rights Issued	[●] Right will be issued in respect of each Common Share of the Fund outstanding as of the close of business on the Record Date. See “Terms of the Rights Offering.”

Number of Rights Required to Purchase One Common Share

A holder of Rights may purchase [●] Common Share of the Fund for every [●] Rights exercised. The number of Rights to be issued to a shareholder as of the close of business on the Record Date will be rounded up to the nearest number of Rights evenly divisible by [●]. See “Terms of the Rights Offering.”

Over-Subscription Privilege

Holders of Common Shares as of the close of business on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) generally are entitled, subject to the limitations described herein, to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the primary over-subscription privilege are subject to allotment. Holders of Rights acquired in the secondary market may not participate in the primary over-subscription privilege.

[In addition, the Fund, in its sole discretion, may determine to issue additional Common Shares at the same Subscription Price in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the secondary over-subscription privilege.]

Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the primary over-subscription privilege and/or secondary over-subscription privilege (together, the “over-subscription privilege”) if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date (as defined below). See “Over-Subscription Privilege.”

Any Common Shares issued pursuant to the over-subscription privilege will be shares registered under the Prospectus.

Transfer of Rights	The Rights will be transferable. See “Terms of the Rights Offering,” “Sale of Rights” and “Method of Transferring Rights.”

Subscription Period

The Rights may be exercised at any time after issuance and prior to expiration of the Rights (the “Subscription Period”), which will be [5:00 PM Eastern Time] on [●], 2022 (the “Expiration Date”), unless otherwise extended. See “Terms of the Rights Offering” and “Method of Exercise of Rights.” The Rights offering may be terminated [or extended] by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the Rights offering, the Fund will issue a press release announcing such termination and will direct the Subscription Agent (defined below) to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Common Shares.

Distribution Arrangements	[●]

Offering Expenses	The expenses of the Rights offering are expected to be approximately $[●] and will be borne by holders of the Fund’s Common Shares. See “Use of Proceeds.”

Sale of Rights

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●] under the symbol “[●]”. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date. For purposes of this Prospectus Supplement, a “Business Day” shall mean any day on which trading is conducted on the [●].

The value of the Rights, if any, will be reflected by their market price on the [●]. Rights may be sold by individual holders through their broker or financial advisor or may be submitted to the Subscription Agent (defined below) for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent prior to [5:00 PM, Eastern Time], on or before [●], 2022, [●] Business Days prior to the Expiration Date (or, if the Subscription Period is extended, prior to [5:00 PM, Eastern Time], on the [●] Business Day prior to the extended Expiration Date).

Rights that are sold will not confer any right to acquire any Common Shares in any over-subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the over-subscription privilege, if any.

Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders of record and thereafter will be conducted on a regular-way basis until and including the last [●] trading day prior to the completion of the Subscription Period. The shares are expected to begin trading ex-Rights one Business Day prior to the Record Date.

If the Subscription Agent receives Rights for sale in a timely manner, the Subscription Agent will use its best efforts to sell the Rights on the [●]. The Subscription Agent will also attempt to sell any Rights attributable to shareholders of record whose addresses are outside the United States, or who have an APO or FPO address. See “Foreign Restrictions.” The Subscription Agent will attempt to sell such Rights, including by first offering such Rights to the Dealer Manager (defined below) for purchase by the Dealer Manager at the then-current market price on the [●]. The Subscription Agent will offer Rights to the Dealer Manager before attempting to sell them on the [●].

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses (i.e., costs incidental to the sale of Rights).

For a discussion of actions that may be taken by [●] (the “Dealer Manager”) to seek to facilitate the trading market for Rights and the placement of Common Shares pursuant to the exercise of Rights, including the purchase of Rights and the sale during the Subscription Period by the Dealer Manager of Common Shares acquired through the exercise of Rights and the terms on which such sales will be made, see “Plan of Distribution.”

Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any over-subscription privilege. See “Terms of the Rights Offering.”

Use of Proceeds

The Fund estimates the net proceeds of the Rights offering to be approximately $[●]. This figure is based on the Subscription Price per Common Share of $[●] ([●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2022 and each of the [● (●)] preceding trading days) and assumes all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid.

The Advisor anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately [three] months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as [six] months. Pending such investment, the proceeds will be held in short-term, investment grade securities or in high quality, short-term money market instruments.

Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments. See “Use of Proceeds.”

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Subscription Agent	[●]. See “Subscription Agent.”

Information Agent	[●]. See “Information Agent.”

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to Record Date Shareholders Rights to subscribe for Common Shares of the Fund. Each Record Date Shareholder is being issued one transferable Right for each Common Share owned on the Record Date. The Rights entitle the holder to acquire, at a subscription price per Common Share (the “Subscription Price”) determined based upon a formula equal to [●]% of the average of the last reported sales price of the Fund’s Common Shares on the NYSE on the Expiration Date (as defined below) and each of the [●] preceding trading days (the “Formula Price”), [●] new Common Shares for each [●] Rights held. If, however, the Formula Price is less than [●]% of the NAV per Common Share of the Fund’s Common Shares at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [●]% of the Fund’s NAV per Common Share at the close of trading on the NYSE on that day.

The estimated Subscription Price to the public of $[●] is based upon [●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2022. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of [●]. The number of Rights to be issued to a Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by [●]. In the case of Common Shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Fund Company (“DTC”)], or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by [●]) of the Rights to be received by beneficial owners for whom it is the holder of record only if [insert nominee name] or such other depository or nominee provides to the Fund on or before the close of business on [●], 2022 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on [●], 2022, and ends at [5:00 PM Eastern Time] on [●], 2022 (the “Expiration Date”), unless otherwise extended. Shares of the Fund, as a closed-end fund, can trade at a discount to NAV. Upon exercise of the Rights offering, Fund shares may be issued at a price below NAV per Common Share. The right to acquire one Common Share for each [●] Rights held during the Subscription Period (or any extension of the Subscription Period) at the Subscription Price will be referred to in the remainder of this Prospectus Supplement as the “Rights offering.” Rights will expire on the Expiration Date and thereafter may not be exercised.

The Fund has declared monthly distributions payable on [●], 2022 with a record date of [●], 2022. Any Common Shares issued as a result of the Rights offering will not be Record Date shares for the Fund’s monthly distribution to be paid on [●], 2022 and will not be entitled to receive such distribution.

The Fund has entered into a dealer manager agreement with [●] (the “Dealer Manager”) that allows the Dealer Manager to take actions to seek to facilitate the trading market for Rights and the placement of Common Shares pursuant to the exercise of Rights. Those actions are expected to involve the Dealer Manager purchasing and exercising Rights during the Subscription Period at prices determined at the time of such exercise, which are expected to vary from the Subscription Price. See “Plan of Distribution” for additional information.

Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (i.e., a rights card distributed to registered shareholders in lieu of a subscription certificate) (“Subscription Certificates”). The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and Common Shares paid for is set forth below in “Method of Exercise of Rights,” “Payment for Shares” and “Plan of Distribution.” A holder of Rights will have no right to rescind a purchase after [●] (the “Subscription Agent”) has received payment. See “Payment for Shares” below. It is anticipated that the Common Shares issued pursuant to an exercise of Rights will be listed on the [●].

[Holders of Rights [who are Record Date Shareholders] are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, allotment and the right of the Board to eliminate the primary over-subscription privilege [or secondary] over-subscription privilege. See “Over-Subscription Privilege” below.]

For purposes of determining the maximum number of Common Shares that may be acquired pursuant to the Rights offering, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●] under the symbol “[●].” Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and also sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date. Trading of the Rights on the [●] is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders of record and thereafter is expected to be conducted on a regular way basis until and including the last [●] trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The Common Shares are expected to begin trading ex-Rights one Business Day prior to the Record Date as determined and announced by the [●]. The Rights offering may be terminated or extended by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the Rights offering, the Fund will issue a press release announcing such termination and will direct the Subscription Agent to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Common Shares.

Nominees who hold the Fund’s Common Shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

[Participants in the Fund’s Dividend Reinvestment Plan (the “Plan”) will be issued Rights in respect of the Common Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “Method of Exercise of Rights” and “Payment for Shares.”]

Conditions of the Rights Offering

The Rights offering is being made in accordance with the Investment Company Act of 1940, as amended (the “Investment Company Act”) without shareholder approval. The staff of the SEC has interpreted the Investment Company Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Important Dates to Remember

[Please note that the dates in the table below may change if the Rights offering is extended.]

Event	Date
Record Date	[●], 2022
Subscription Period	[●], 2022 through [●], 2022†
Final Date Rights Will Trade
Expiration Date*	[●], 2022†
Payment for Common Shares and Subscription Certificate or Notice of Guaranteed Delivery Due*	[●], 2022†
Issuance Date	[●], 2022†
Confirmation Date	[●], 2022†

*

A shareholder exercising Rights must deliver to the Subscription Agent by [5:00 PM Eastern Time] on [●], 2022 (unless the Rights offering is extended) either (a) a Subscription Certificate and payment for Common Shares or (b) a notice of guaranteed delivery and payment for Common Shares.

†	Unless the Rights offering is extended.

[Over-Subscription Privilege

Rights holders [who are Record Date Shareholders and who fully exercise all Rights initially issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share)] are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. The Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date. If the primary over-subscription privilege is not eliminated, it will operate as set forth below.

[Record Date Shareholders who fully exercise all Rights initially issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share)] are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other holders of Rights at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising [Record Date Shareholders] who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the over-subscription privilege are subject to allotment.

[In addition, the Fund, in its sole discretion, may determine to issue additional Common Shares at the same Subscription Price in an amount of up to [ ]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Holders of Rights acquired in the secondary market may not participate in the over-subscription privilege.]

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Common Shares they are willing to acquire pursuant to the over-subscription privilege.

To the extent sufficient Common Shares are not available to fulfill all over-subscription requests, unsubscribed Common Shares (the “Excess Shares”) will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Rights issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows:

Shareholder’s Record Date Position	X	Excess Shares Remaining
Total Record Date Position of All Over-Subscribers

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of Common Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of Rights with the Subscription Certificates. [Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.]

The Fund will not otherwise offer or sell any Common Shares that are not subscribed for pursuant to the primary subscription, the primary over-subscription privilege or the secondary over-subscription privilege pursuant to the Rights offering.]

[Dealer Manager

[●] (previously defined as the “Dealer Manager”), a registered broker-dealer, may also act on behalf of its clients to purchase or sell Rights in the open market and may receive commissions from its clients for such services. Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager may be charged a different commission and should consider the commissions and fees charged by the broker-dealer prior to selling their Rights on the open market. The Dealer Manager is not expected to purchase Rights as principal for its own account in order to seek to facilitate the trading market for Rights or otherwise. See “Plan of Distribution” for additional information.]

Sale of Rights

The Rights are transferable and will be admitted for trading on the [●] under the symbol “[●].” Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date.

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders through their broker or other financial intermediary. Holders of Rights attempting to sell any unexercised Rights in the open market through their broker or financial advisor may be charged a commission or incur other transaction expenses and should consider the commissions and fees charged prior to selling their Rights on the open market.

[Rights that are sold will not confer any right to acquire any Common Shares in any primary over-subscription privilege or secondary over-subscription privilege, if any, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the primary over-subscription privilege or secondary over-subscription privilege, if any.]

Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders of record and thereafter will be conducted on a regular-way basis until and including the last [●] trading day prior to the Expiration Date. The Common Shares are expected to begin trading ex-Rights one Business Day prior to the Record Date.

Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may contact the Subscription Agent to facilitate the sale of any unexercised Rights. The Subscription Agent will contact the Dealer Manager or other brokers in order to assist Rights holders whose Rights are not currently held at a broker-dealer or other applicable financial intermediary to facilitate the sale of the Rights. Shareholders of record whose addresses are outside the United States, or who have an APO or FPO address, are encouraged to contact the Subscription Agent to facilitate the sale of their Rights if they are otherwise unable or unwilling to exercise the Rights. The selling Rights holder will pay all applicable brokerage commissions incurred. There can be no assurance that the Subscription Agent will be able to facilitate the sale of any of Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

Method of Transferring Rights

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Subscription Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the holder with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates may be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or holder of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale, transfer or exercise of Rights will be for the account of the holder of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Subscription Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Rights may be effected through, the facilities of [insert depository] (Rights exercised through [insert depository] are referred to as “[insert depository] Exercised Rights”).

Subscription Agent

The Subscription Agent is [●]. The Subscription Agent will receive from the Fund an amount estimated to be $[●], comprised of the fee for its services and the reimbursement for certain expenses related to the Rights offering. The shareholders of the Fund will indirectly pay such amount.

Information Agent

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, [●]; HOLDERS PLEASE CALL TOLL-FREE AT [●]; BANKS AND BROKERS PLEASE CALL [●].

Method of Exercise of Rights

Rights may be exercised by completing and signing the Subscription Certificate and delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Common Shares as described below under “Payment for Shares.” Rights may also be exercised through the broker of a holder of Rights, who may charge the holder of Rights a servicing fee in connection with such exercise. See “Plan of Distribution” for additional information regarding the purchase and exercise of Rights by the Dealer Manager.

Completed Subscription Certificates and payment must be received by the Subscription Agent prior to [5:00 PM Eastern Time], on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). Your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than [5:00 PM, Eastern Time], on the Expiration Date. The Subscription Certificate and payment should be delivered to the Subscription Agent at the following address:

If By Mail:

BlackRock Income Trust, Inc.

[●]

If By Overnight Courier:

BlackRock Income Trust, Inc.

[●]

Payment for Shares

Holders of Rights who acquire Common Shares in the Rights offering may choose between the following methods of payment:

(1)

A holder of Rights can send the Subscription Certificate, together with payment in the form of a check (which must include the name of the shareholder on the check) for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, to the Subscription Agent based on the Subscription Price. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the addresses noted above prior to [5:00 PM Eastern Time] on the Expiration Date. The Subscription Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account pending proration and distribution of Common Shares. The Subscription Agent will not accept cash as a means of payment for Common Shares.

(2)

Alternatively, a subscription will be accepted by the Subscription Agent if, prior to [5:00 PM Eastern Time] on the Expiration Date, the Subscription Agent has received a written notice of guaranteed delivery by mail or email from a bank, trust company, or a NYSE member, guaranteeing delivery of a properly completed and executed Subscription Certificate. In order for the notice of guarantee to be valid, full payment for the Common Shares at the Subscription Price must be received with the notice. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent by the close of business on the [second] Business Day after the Expiration Date. The notice of guaranteed delivery must be emailed to the Subscription Agent at [●] or delivered to the Subscription Agent at one of the addresses noted above.

A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY CHECK (WHICH MUST INCLUDE THE NAME OF THE SHAREHOLDER ON THE CHECK) DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO BLACKROCK INCOME TRUST, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

The method and timing of payment for Common Shares acquired by the Dealer Manager through the exercise of Rights is described under “Plan of Distribution.”

If a holder of Rights who acquires Common Shares pursuant to the Rights offering does not make payment of all amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Common Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Rights or any over-subscription privilege; (iii) sell all or a portion of the Common Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares and to enforce the relevant guarantee of payment.

Any payment required from a holder of Rights must be received by the Subscription Agent prior to [5:00 PM Eastern Time] on the Expiration Date. Issuance and delivery of the Common Shares purchased are subject to collection of checks.

Within [●] Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Common Shares are held by [insert nominee name] or any other depository or nominee, to [insert nominee name] or such other depository or nominee), showing (i) the number of Common Shares acquired pursuant to the subscription, (ii) the number of Common Shares, if any, acquired pursuant to the over-subscription privilege, and (iii) the per share and total purchase price for the Common Shares. Any payment required from a holder of Rights must be received by the Subscription Agent on or prior to the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on its behalf by the Subscription Agent, will be mailed by the Subscription Agent to the holder within [●] Business Days after the Expiration Date.

A holder of Rights will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check, which must include the name of the shareholder on the check.

Upon acceptance of a subscription, all funds received by the Subscription Agent shall be held by the Subscription Agent as agent for the Fund and deposited in one or more bank accounts. Such funds may be invested by the Subscription Agent in: bank accounts, short-term certificates of deposit, bank repurchase agreements, and disbursement accounts with commercial banks meeting certain standards. The Subscription Agent may receive interest, dividends or other earnings in connection with such deposits or investments.

Holders, such as broker-dealers, trustees or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Shares or Rights held through such a holder should contact the holder and request that the holder effect transactions in accordance with the beneficial owner’s instructions. [Banks, broker-dealers, trustees and other nominee holders that hold Common Shares of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in any over-subscription privilege offered.]

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO [5:00 PM EASTERN TIME], ON THE EXPIRATION DATE BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders of record whose addresses are within the United States (other than an APO or FPO address). Because the Rights offering will not be registered in any jurisdiction other than the United States, the Subscription Agent will attempt to sell all of the Rights issued to shareholders of record outside of these jurisdictions and remit the net proceeds, if any, to such shareholders of record. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Notice of Net Asset Value Decline

The Fund has, pursuant to the SEC’s regulatory requirements, undertaken to suspend the Rights offering until the Fund amends this Prospectus Supplement if, after [●], 2022 (the date of this Prospectus Supplement), the Fund’s NAV declines more than 10% from the Fund’s NAV as of that date. In that event, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of record of any such decline and permit Rights holders to cancel their exercise of Rights.

Employee Benefit Plan and IRA Considerations

[Holders of Rights that are employee benefit plans subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

A Benefit Plan may also be subject to laws, such as ERISA, that impose certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the fiduciary. The exercise of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise of the Rights and holding of the Common Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Rights are exercised, or thereafter while the Common Shares are held, if the facts relied upon for utilizing a prohibited transaction exemption change.

Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.]

SUMMARY OF FUND EXPENSES

The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Shares as a percentage of net assets attributable to Common Shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the Rights offering.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)(1)	[●]%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	[●]%
Dividend reinvestment plan fees	$[●] per share for open-market purchases of common shares(2)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees(3)(4)	[●]%
Other Expenses(5)	[●]%
Miscellaneous Other Expenses	[●]%
Interest Expense	[●]%
Total Annual Fund Operating Expenses	[●]%
Fee Waivers and/or Expense Reimbursements(4)	[●]%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements(4)	[●]%

(1)	Fund shareholders will pay all offering expenses involved with this offering.
(2)

Computershare Fund Company, N.A.’s (in such capacity, the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $2.50 sales fee and pay a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell your Common Shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(3)

The Fund currently pays the Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of the average weekly value of the Fund’s net assets. For purposes of calculating these fees, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

(4)

The Fund and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Advisor or its affiliates that have a contractual management fee, through June 30, 2023. In addition, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds managed by the Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) of the Fund or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor.

(5)

Other expenses are estimated assuming net proceeds of the Rights offering to be approximately $[●], based on the estimated Subscription Price per Common Share of $[●] ([●]% of the average of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2022 and each of the [● (●)] preceding trading days), assuming all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid.

The purpose of the table above and the examples below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Example

The following example illustrates the expenses (including the sales load of $[●] and offering costs of $[●]) that you would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of [●]% of net assets attributable to common shares, and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$[●]	$[●]	$[●]	$[●]

*

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Rights offering to be approximately $[●] based on the estimated Subscription Price per Common Share of $[●] ([●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2022 and each of the [● (●)] preceding trading days), assuming all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid.

The net proceeds from the Rights offering hereunder will be invested in accordance with the Fund’s investment objective and policies as set forth in this Prospectus Supplement and the accompanying Prospectus. We currently anticipate that we will be able to invest all of the net proceeds in accordance with our investment objective and policies within approximately three months of the receipt of such proceeds. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets for suitable investments. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities or in high quality, short-term money market instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of [●], 2022 and its adjusted capitalization assuming the Common Shares available in the Rights offering discussed in this Prospectus Supplement had been issued.

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

Risk is inherent in all investing. Therefore, before investing in the Common Shares you should consider the risks associated with such an investment carefully. See “Risks” in the Prospectus. The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering:

Dilution. Record Date Shareholders who do not fully exercise their Rights will, at the completion of the Rights offering, own a smaller proportional interest in the Fund than owned prior to the Rights offering. The completion of the Rights offering will result in immediate voting dilution for such shareholders. [Further, both the sales load and the expenses associated with the Rights offering will immediately reduce the NAV of each outstanding Common Share.] In addition, if the Subscription Price is less than the NAV per Common Share as of the Expiration Date, the completion of this Rights offering will result in an immediate dilution of the NAV per Common Share for all existing Common Shareholders (i.e., will cause the NAV per Common Share to decrease). As a result, existing Common Shareholders may experience immediate dilution even if they fully exercise their Rights. Such dilution, if any, is not currently determinable because it is not known how many Common Shares will be subscribed for, what the NAV per Common Share or market price of the Common Shares will be on the Expiration Date or what the

Subscription Price per Common Share will be. If the Subscription Price is substantially less than the current NAV per Common Share, this dilution could be substantial. The Fund will pay expenses associated with the Rights offering, estimated at approximately $[●]. In addition, the Fund has agreed to pay a dealer manager fee (sales load) equal to [●]% of the Subscription Price per Common Share issued pursuant to the exercise of Rights (including pursuant to the Over-Subscription Privilege). The Fund, not investors, pays the sales load, which is ultimately borne by all Common Shareholders. All of the costs of the Rights offering will be borne by the Fund’s Common Shareholders. See “Table of Fees and Expenses” in this Prospectus Supplement and “Summary of Fund Expenses” in the accompanying Prospectus for more information.

You will experience an immediate dilution of the aggregate NAV per Common Share if you do not participate in the Rights offering and will experience a reduction in the NAV per Common Share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s NAV per Common Share on the Expiration Date, because:

•	the offered Common Shares are being sold at less than their current NAV;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the Subscription Price is above the Fund’s NAV per Common Share on the Expiration Date, you may experience an immediate accretion of the aggregate NAV per share of your Common Shares even if you do not exercise your Rights and an immediate increase in the NAV per Common Share whether or not you participate in the Rights offering, because:

•	the offered Common Shares are being sold at more than their current NAV after deducting the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.

[Furthermore, if you do not participate in the secondary over-subscription, if it is available, your percentage ownership will also be diluted.] The Fund cannot state precisely the amount of any dilution because it is not known at this time what the NAV per Common Share will be on the Expiration Date or what proportion of the Rights will be exercised or what the Subscription Price per Common Share will be. The impact of the Rights offering on NAV per Common Share is shown by the following examples, assuming the Rights offering is fully subscribed and the estimated Subscription Price of $[●]:

[Scenario 1: (assumes NAV per share is above Subscription Price)(1)

NAV(2)	[●]
Subscription Price(3)	[●]
Reduction in NAV ($)(4)	[●]
Reduction in NAV (%)	[●]]

[Scenario 2: (assumes NAV per share is below Subscription Price)(1)

NAV(2)	[●]
Subscription Price(3)	[●]
Increase in NAV ($)(4)	[●]
Increase in NAV (%)	[●]]

(1)	Both examples assume the full primary subscription [and secondary over-subscription privilege] are exercised. Actual amounts may vary due to rounding.
(2)	For illustrative purposes only. It is not known at this time what the NAV per Common Share will be on the Expiration Date.

(3)

For illustrative purposes only; reflects an estimated Subscription Price of $[●] based upon [●]% of the last reported sales price of the Fund’s Common Shares on the NYSE on [●], 2022 and each of the [● (●)] preceding trading days. It is not known at this time what the Subscription Price will be on the Expiration Date.

(4)	Assumes $[●] in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

[The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the primary subscription and over-subscription privilege.]

Risks of Investing in Rights. Shares of closed-end funds such as the Fund frequently trade at a discount to NAV. The Subscription Price may be greater than the market price of a Common Share on the Expiration Date. If that is the case, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Leverage. Leverage creates a greater risk of loss, as well as a potential for more gain, for the Common Shares than if leverage were not used. Following the completion of the Rights offering, the Fund’s amount of leverage outstanding will decrease. The leverage of the Fund as of [●], 2022 was approximately [●]% of the Fund’s Managed Assets. After the completion of the Rights offering, the amount of leverage outstanding is expected to decrease to approximately [●]% of the Fund’s Managed Assets. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk. When leverage is employed, the NAV and market price of the Common Shares and the yield to holders of Common Shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s Common Shares may decrease more quickly than would otherwise be the case, and distributions on the Common Shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to holders of the Common Shares.

The Fund’s leveraging strategy may not be successful.

Increase in Share Price Volatility; Decrease in Share Price. The Rights offering may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Rights offering may result in an increase in the number of shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Under-Subscription. It is possible that the Rights offering will not be fully subscribed. Under-subscription of the Rights offering would have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits.

TAXATION

The following is a general summary of the U.S. federal income tax consequences of the Rights offering to Record Date Shareholders who are U.S. persons for U.S. federal income tax purposes. The following summary supplements the discussion set forth in the accompanying Prospectus and SAI and is subject to the qualifications and assumptions set forth therein. The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund.

Please refer to the “Tax Matters” sections in the Fund’s Prospectus and SAI for a description of the consequences of investing in the Common Shares of the Fund. Special tax considerations relating to this Rights offering are summarized below:

•	The value of a Right will not be includible in the income of a Common Shareholder at the time the subscription Right is issued.

•

The basis of a Right issued to a Common Shareholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such Common Shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, such Common Shareholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

•	The basis of a Right purchased in the market will generally be its purchase price.

•	The holding period of a Right issued to a Common Shareholder will include the holding period of the old share.

•

No loss will be recognized by a Common Shareholder if a Right distributed to such Common Shareholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

•

Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of a Right issued to Record Date Shareholders will depend on whether the old share is held as a capital asset), and will be a long term capital gain or loss if the holding period is deemed to exceed one year.

•

No gain or loss will be recognized by a Common Shareholder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise (the new Common Share) will equal the sum of the basis, if any, of the Right and the subscription price for the new Common Share. The holding period for the new Common Share will begin on the date when the Right is exercised (or, in the case of a Right purchased in the market, potentially the day after the date of exercise).

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and holders of its Common Shares, with respect to U.S. federal income taxation only. Other tax issues such as state and local taxation may apply. Investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

PLAN OF DISTRIBUTION

[Distribution Arrangements

[●] will act as Dealer Manager for this Rights offering. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Advisor, the Dealer Manager will provide financial structuring and solicitation services in connection with the Rights offering and will solicit the exercise of Rights and participation in the over-subscription privilege. The Rights offering is not contingent upon any number of Rights being exercised. The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each, a “Selling Group Member” and collectively, the “Selling Group Members”), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell Common Shares purchased by the Selling Group Member from the Dealer Manager. In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each, a “Soliciting Dealer” and collectively, the “Soliciting Dealers”) to solicit the exercise of Rights. See “—Compensation to Dealer Manager” for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Rights offering.

The Fund and the Advisor have each agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

In order to seek to facilitate the trading market in the Rights for the benefit of non-exercising shareholders, and the placement of the Common Shares to new or existing investors pursuant to the exercise of the Rights, the Dealer Manager Agreement provides for special arrangements with the Dealer Manager. Under these arrangements, the Dealer Manager is expected to purchase Rights on the [●], as well as Rights received by the Subscription Agent for sale by Record Date Stockholders and offered to the Dealer Manager and unexercised Rights of Record Date Shareholders whose record addresses are outside the United States that are held by the Subscription Agent and for which no instructions are received. The number of rights, if any, purchased by the Dealer Manager will be determined by the Dealer Manager in its sole discretion. The Dealer Manager is not obligated to purchase Rights or Common Shares as principal for its own account to facilitate the trading market for Rights or for investment purposes. Rather, its purchases are expected to be closely related to interest in acquiring Common Shares generated by the Dealer Manager through its marketing and soliciting activities. The Dealer Manager intends to exercise Rights purchased by it during the Subscription Period but prior to the Expiration Date. The Dealer Manager may exercise those Rights at its option on one or more dates, which are expected to be prior to the Expiration Date. The Subscription Price for the Common Shares issued through the exercise of Rights by the Dealer Manager prior to the Expiration Date will be the greater of [●]% of the last reported sale price of a Common Share on the NYSE on the date of exercise or [●]% of the last reported NAV of a Common Share on the date prior to the date of exercise. The price and timing of these exercises are expected to differ from those described herein for the Rights offering. The Subscription Price will be paid to the Fund and the dealer manager fee with respect to such proceeds will be paid by the Fund on the applicable settlement date(s) of such exercise(s).

In connection with the exercise of Rights and receipt of Common Shares, the Dealer Manager intends to offer those Common Shares for sale to the public and/or through a group of selling members it has established. The Dealer Manager may set the price for those Common Shares at any price that it determines, in its sole discretion. The Dealer Manager has advised that the price at which such Common Shares are offered is expected to be at or slightly below the closing price of the Common Shares on the NYSE on the date the Dealer Manager exercises Rights. No portion of the amount paid to the Dealer Manager or to a Selling Group Member from the sale of Common Shares in this manner will be paid to the Fund. If the sales price of the Common Shares is greater than the Subscription Price paid by the Dealer Manager for such Common Shares plus the costs to purchase Rights for the purpose of acquiring those Common Shares, the Dealer Manager will receive a gain. Alternatively, if the sales price of the Common Shares is less than the Subscription Price for such Common Shares plus the costs to purchase Rights for the purpose of acquiring those Common Shares, the Dealer Manager will incur a loss. The Dealer Manager will pay a concession to Selling Group Members in an amount equal to approximately [2.50]% of the aggregate price of the Common Shares sold by the respective Selling Group Member. Neither the Fund nor the Advisor has a role in setting the terms, including the sales price, on which the Dealer Manager offers for sale and sells Common Shares it has acquired through purchasing and exercising Rights or the timing of the exercise of Rights or sales of Common Shares by the Dealer Manager. Persons who purchase Common Shares from the Dealer Manager or the selling group will purchase shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, and at a time set by the Dealer Manager, which is expected to be prior to the Expiration Date.

The Dealer Manager may purchase Rights as principal or act as agent on behalf of its clients for the resale of such Rights. The Dealer Manager may realize gains (or losses) in connection with the purchase and sale of Rights and the sale of Common Shares, although such transactions are intended by the Dealer Manager to facilitate the trading market in the Rights and the placement of the Common Shares to new or existing investors pursuant to the exercise of the Rights. Any gains (or losses) realized by the Dealer Manager from the purchase and sale of Rights and the sale of Common Shares is independent of and in addition to its fee as Dealer Manager. The Dealer Manager has advised that any such gains (or losses) are expected to be immaterial relative to its fee as Dealer Manager.

Since neither the Dealer Manager nor persons who purchase Common Shares from the Dealer Manager or members of the selling group were Record Date Shareholders, they would not be able to participate in the over-subscription privilege.

Persons who purchase Common Shares from the Dealer Manager or the selling group will not purchase shares at the Subscription Price based on the formula price mechanism through which Common Shares will be sold in the Rights offering. Instead, those persons will purchase Common Shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, and will not have the uncertainty of waiting for the determination of the Subscription Price on the Expiration Date.

There is no limit on the number of Rights the Dealer Manager can purchase or exercise. Common Shares acquired by the Dealer Manager pursuant to the exercise of Rights acquired by it will reduce the number of Common Shares available pursuant to the over-subscription privilege, perhaps materially, depending on the number of Rights purchased and exercised by the Dealer Manager.

Although the Dealer Manager can seek to facilitate the trading market for Rights as described above, investors can acquire Common Shares at the Subscription Price by acquiring Rights on the [●] and exercising them in the method described above under “Description of the Rights—Method of Exercise of Rights” and “Description of the Rights—Payment for Shares.”

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Advisor and their affiliates. In addition, in the ordinary course of their businesses, the Dealer Manager and/or its affiliates may, from time to time, own securities of the Fund or its affiliates.

The principal business address of the Dealer Manager is [●].

Compensation to Dealer Manager

Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to [●]% of the Subscription Price per Common Share for each Common Share issued pursuant to the exercise of Rights, including the over-subscription privilege.

The Dealer Manager will reallow to Selling Group Members in the selling group to be formed and managed by the Dealer Manager selling fees equal to [●]% of the Subscription Price for each Common Share issued pursuant to the Rights offering or the over-subscription privilege as a result of their selling efforts. In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to [●]% of the Subscription Price for each Common Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through [insert depository] on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund, has agreed to pay the Dealer Manager an amount up to $[●] as a partial reimbursement of its expenses incurred in connection with the Rights offering, including reasonable out-of-pocket fees and expenses, if any and not to exceed $[●], incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Rights offering to their customers. No other fees will be payable by the Fund or the Advisor to the Dealer Manager in connection with the Rights offering.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Fund. Willkie Farr & Gallagher LLP may rely as to certain matters of Maryland law on the opinion of Miles & Stockbridge, P.C., Baltimore, Maryland. [Certain legal matters will be passed on by [●] as special counsel to the Dealer Manager in connection with the Rights offering.]

FINANCIAL STATEMENTS

The audited annual financial statements of the Fund for the fiscal year ended December 31, 20[●] [and the unaudited financial statements for the six months ended June 30, 20[●]] are incorporated by reference into this Prospectus Supplement, the accompanying Prospectus and the SAI.

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the Investment Company Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

BLACKROCK INCOME TRUST, INC.

[●] Rights for [●] Shares of Common Stock

Subscription Rights to Acquire Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for

Such Shares of Common Stock

PROSPECTUS SUPPLEMENT

[●], 2022

Until [     ], 2022 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Dated February 15, 2022

BlackRock Income Trust, Inc.

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Income Trust, Inc. (the “Fund”) is a diversified, closed-end management investment company. This Statement of Additional Information (“SAI”) relating to shares of the Fund’s common stock (“common shares”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [●], 2022 and any related prospectus supplement. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares. A copy of the Prospectus and any related prospectus supplement may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [●], 2022.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Maryland corporation on April 22, 1988, pursuant to the Fund’s Articles of Incorporation (the “Charter”), which are governed by the laws of the State of Maryland. The Fund’s investment adviser is BlackRock Advisors, LLC (the “Advisor”). BlackRock International Limited (“BIL”) serves as sub-adviser to the Fund (the “Sub-Advisor” and, together with the Advisor, the “Advisors”).

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”) under the symbol “BKT.” As of January 31, 2022, the Fund has outstanding 63,912,834 common shares.

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

The Fund’s investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (defined in the Investment Company Act as (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares are represented, whichever is less). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

(1)

with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or any agency or instrumentality thereof:

(2)	invest 25% or more of the value of its total assets in any one industry;

(3)

issue senior securities or bon-ow money (including on margin if marginable securities arc owned) in excess of 33 1/2% of its total assets (including the amount of senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with hedging transactions, short sales, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under interest rate swaps are not treated as senior securities;

(4)

make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objective and policies or the acquisition of securities subject to repurchase agreements:

(5)

underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

(6)	invest for the purpose of exercising control over management of any company;

(7)	purchase real estate or interests therein other than Mortgage-Backed Securities and similar instruments;

(8)	purchase or sell commodities or commodity contracts except for hedging purposes; or

(9)

make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class.

Any policies of the Fund not described as fundamental in the Prospectus or this Statement of Additional Information may be changed by the Board without shareholder approval.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the prospectus.

Strategic Transactions and Other Management Techniques

As described in the Prospectus, the Fund may use Strategic Transactions. This section contains various additional information about the type of Strategic Transactions in which the Fund may engage.

Interest Rate Transactions. The Fund may enter into interest rate swaps and purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date and/or to hedge against increases in the Fund’s costs associated with its leverage strategy. The Fund will ordinarily use these transactions as a hedge or for duration and risk management, although it is permitted to enter into them to enhance income or gain. The Fund may not sell interest rate caps or floors, except for interest rate caps or floors it has previously purchased. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Fund may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these Strategic Transactions are entered into for good faith risk management purposes, the Advisor and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid assets having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, generally the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above. The Fund primarily intends to engage in such transactions for bona fide hedging or risk management and other portfolio management purposes.

Calls on Securities, Indices and Futures Contracts. The Fund may sell or purchase call options (“calls”) on bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and simultaneously obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold a security, or futures contract, which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities earmarked or segregated to satisfy the Fund’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. The Fund may purchase put options (“puts”) that relate to bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Fund may also sell puts on bonds, indices or futures contracts on such securities if the Fund’s contingent obligations on such puts are secured by earmarked or segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.

Forward Foreign Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are usually involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account or earmark such cash or liquid assets on its books and records. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

New Products. The financial markets continue to evolve and financial products continue to be developed. The Fund reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Fund currently is not subject.

The principal risks relating to the use of futures contracts and other Strategic Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such transactions had not been used.

Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See “Tax Matters.”

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

i.

U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the FHA, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the FHLBs, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government- sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

ii.

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

iii.

Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

iv.

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Environmental, Social and Governance (“ESG”) Integration

Although the Fund does not seek to implement a specific ESG, impact or sustainability strategy, Fund management will consider ESG characteristics as part of the investment process for actively managed funds such as the Fund. These considerations will vary depending on a fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary research of the Advisor across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for the Fund. The ESG characteristics utilized in the Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

ESG characteristics are not the sole considerations when making investment decisions for the Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect the Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.

ADDITIONAL RISK FACTORS

Additional Risks of Mortgage Related Securities.

Additional risks associated with investments in mortgage-backed securities (“MBS”) include:

Interest Rate Risk. Certain MBS may be subject to additional risks as the rate of interest payable on certain MBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such MBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such MBS.

Structural Risk. Because MBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of properties underlying the mortgage loan pool, the MBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of MBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected.

Subordination Risk. MBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain MBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, MBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Prepayment, Extension and Redemption Risks. MBS may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of MBS. This is known as prepayment risk.

Except in the case of certain types of RMBS, the mortgage loans underlying RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related RMBS. In the case of certain home equity loan securities and certain types of RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS. RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related RMBS as an increase in prepayment rates.

Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

MBS also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In addition, MBS may be subject to redemption at the option of the issuer. If a MBS held by the Fund is called for redemption, the Trust will be required to permit the issuer to redeem or ”pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Spread Widening Risk. The prices of MBS may decline substantially, for reasons that may not be attributable to any of the other risks described in the prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Illiquidity Risk. The liquidity of MBS varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because MBS have the potential to be less liquid than other securities, the Fund may be more susceptible to illiquidity risk than funds that invest in other securities. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. Due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Risk Factors in Strategic Transactions and Derivatives

The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, illiquidity risk, correlation risk and index risk as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation or earmarking will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

•

Illiquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund as seller believes the security is currently worth. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including swaps and OTC options, involve substantial illiquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•

Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

•

Volatility Risk—the risk that the Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

When engaging in a hedging transaction, the Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss. The Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does do not foresee the occurrence of the risk. It may not be possible for the Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated or earmarked to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

The Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Advisors seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Advisors to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

General Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s common shares, the NAV of the Fund’s common shares will fluctuate. Moreover, although Currency Instruments may be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Forwards Risk. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of Non-U.S. Securities (as defined in the Prospectus) but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Advisor may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures Risk. The Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options Risk. The Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.

Currency Swaps Risk. The Fund may enter into currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) (the “Derivatives Title”) imposed a substantially new regulatory structure on derivatives markets, with particular emphasis on swaps (which are subject to oversight by the CFTC) and security-based swaps (which are subject to oversight by the SEC). The regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. Prudential regulators were granted authority to regulate margining of swaps and security-based swaps of banks and bank-related entities.

Current regulations for swaps require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). The Fund is required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. Covered Swaps generally are required to be executed through a swap execution facility (“SEF”), which can involve additional transaction fees.

Additionally, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. As capital and margin requirements for swap dealers and capital and margin requirements for security-based swaps are implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Advisor cannot know how the derivatives market will adjust to such new regulations.

In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund. Changing approaches to regulation may have a negative impact on the securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Advisor expects. Whether the Fund achieves its investment objectives may depend on, among other things, whether the Advisor correctly forecasts market reactions to this and other legislation. In the event the Advisor incorrectly forecasts market reaction, the Fund may not achieve its investment objectives.

MANAGEMENT OF THE FUND

Investment Management Agreement

Although the Advisor intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Advisor are not exclusive and the Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement between the Advisor and the Fund (the “Investment Management Agreement”) also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Fund or any of the Fund’s stockholders for any error of judgment or mistake of law of the Advisor or for any loss sustained by the Fund or the Fund’s stockholders in connection with the performance of the Investment Management Agreement, and provides for indemnification by the Fund of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The Investment Management Agreement provides for the Fund to pay a monthly management fee at an annual rate equal to 0.65% of the average weekly value of the Fund’s net assets.

The Fund and the Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Advisor has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Advisor or its affiliates that have a contractual management fee, through June 30, 2023. In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, the Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in money market funds advised by the Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Advisor and the Fund (including by a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) (the “Independent Directors”)). Neither the Advisor nor the Fund is obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Independent Directors or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Advisor. Prior to December 1, 2019, the agreement to waive a portion of the Fund’s management fee in connection with the Fund’s investment in affiliated money market funds was voluntary.

The Investment Management Agreement will continue in effect from year to year provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Directors who are not parties to the Investment Management Agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the Investment Company Act and the rules thereunder).

The table below sets forth information about the total management fees paid by the Fund to the Advisor, and the amounts waived by the Advisor, for the periods indicated:

Fiscal Year Ended December 31,	Paid to the Advisor	Waived by the Advisor
2021	$2,488,951	$(3,646)
2020	$2,616,918	$(6,170)
2019	$2,633,264	$(4,972)

Sub-Investment Advisory Agreement

BlackRock International Limited (“BIL”), a wholly owned subsidiary of BlackRock, performs certain of the day-to-day investment management of the Fund pursuant to a separate sub-investment advisory agreement.

The Advisor, and not the Fund, pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Advisor.

The sub-investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Fund will indemnify the Sub-Advisor, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations.

Although the Sub-Advisor intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Sub-Advisor are not exclusive and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) and (2) by the vote of a majority of the directors who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Fund without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisor or the Sub-Advisor, on 60 days’ written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

A discussion regarding the basis for the approval of the Investment Management Agreement and the sub-advisory agreement by the Board is available in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30, 2021.

Administration Agreement

The Advisor serves as the Fund’s administrator pursuant to an administration agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, BlackRock provides certain administrative services to the Fund including, without limitation, oversight of the determination and publication of the Fund’s NAV, oversight of the maintenance of certain books and records of the Fund, oversight of the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns, and preparation, or oversight of the preparation of, financial information for the Fund’s semi-annual and annual reports, proxy statements and other communications with shareholders and certain other oversight and reporting activities. The administration fee paid monthly to the Advisor pursuant to the Administration Agreement is computed at an annual rate of 0.15% of the Fund’s average weekly net assets.

The table below sets forth information about the total administration fees paid by the Fund to the Advisor for the periods indicated:

Fiscal Year Ended December 31,	Paid to the Advisor
2021	$574,373
2020	$603,904
2019	$607,676

Biographical Information Pertaining to the Directors

The Board consists of eleven individuals (each, a “Director”), nine of whom are Independent Directors. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”), one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Directors also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Please refer to the section of the Fund’s June 8, 2021 definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled: “Proposal 1—Board Members’/Nominees’ Biographical Information”, which is incorporated by reference herein, for a discussion of the Fund’s directors other than Lorenzo A. Flores, their principal occupations and other affiliates during the past five years, the number of portfolios in the Fixed-Income Complex that they oversee, and other information about them.

Effective July 30, 2021, Lorenzo A. Flores was appointed to the Board as an Independent Director. Certain biographical and other information relating to Lorenzo A. Flores is set forth below, including his year of birth, his principal occupation for at least the last five years, the length of time served, the total number of BlackRock-advised Funds overseen and any public directorships or trusteeships.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 100 Portfolios	None

[1]	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s bylaws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s bylaws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

The table below discusses some of the experiences, qualifications and skills of Lorenzo A. Flores that support the conclusion that he should serve on the Board.

Director	Experience, Qualifications and Skills
Lorenzo A. Flores	The Board benefits from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer and Corporate Controller of Xilinx, Inc. and Vice Chairman of Kioxia, Inc. and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Fund and the Advisor enhances his service as a member of the Performance Oversight Committee.

Board Leadership Structure and Oversight

Please refer to the sections of the Fund’s definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled: “Proposal 1—Board Leadership Structure and Oversight” and “Appendix E—Committees of the Board” which is incorporated by reference herein, for a discussion of the Board’s leadership structure and oversight other than as noted below.

During the Fund’s fiscal year ended December 31, 2021, the Board’s Audit Committee, Governance and Nominating Committee, Compliance Committee and Executive Committee met the following number of times:

Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
[●]	[●]	[●]	[●]	[●]

Effective July 30, 2021, J. Phillip Holloman was appointed to the Audit Committee of the Board and Stayce D. Harris was appointed to the Compliance Committee of the Board. Effective August 5, 2021, Lorenzo A. Flores was appointed to the Audit Committee of the Board.

Effective November 18, 2021, Lorenzo A. Flores, Stayce D. Harris and J. Phillip Holloman were each appointed to the Performance Oversight Committee of the Board.

Effective December 31, 2021, Michael J. Castellano and Richard E. Cavanagh each retired as a Director of the Fund.

Effective January 1, 2022, R. Glenn Hubbard was appointed to serve as a Chair of the Board and as a member and Chair of the Executive Committee of the Board; W. Carl Kester was appointed to serve as Vice Chair of the Board, as a member and Chair of the Governance and Nominating Committee of the Board and as a member of the Executive Committee of the Board; Catherine A. Lynch was appointed to serve as Chair of the Audit Committee of the Board; and Karen P. Robards no longer serves as Co-Chair of the Board.

Director Share Ownership

Information relating to each Director’s share ownership in the Fund and in all BlackRock-advised funds that are currently overseen by the respective Director (“Supervised Funds”) as of December 31, 2021 is set forth in the chart below:

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in Supervised Funds*
Independent Directors
Cynthia L. Egan	$[●]	Over $ 100,000

Frank J. Fabozzi	$[●]	Over $ 100,000
Lorenzo A. Flores	$[●]	Over $ 100,000
Stayce D. Harris	$[●]	Over $ 100,000
J. Phillip Holloman	$[●]	Over $ 100,000
R. Glenn Hubbard	$[●]	Over $ 100,000
W. Carl Kester	$[●]	Over $ 100,000
Catherine A. Lynch	$[●]	Over $ 100,000
Karen P. Robards	$[●]	Over $ 100,000
Interested Directors
Robert Fairbairn	None	Over $ 100,000
John M. Perlowski	None	Over $ 100,000

*

Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Directors who have participated in the deferred compensation plan of the Supervised Funds.

Compensation of Directors

Each Director who is an Independent Director is paid an annual retainer of $370,000 per year for his or her services as a Board member of the BlackRock-advised Funds, including the Fund, and each Independent Director may also receive a $10,000 Board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Board is paid an additional annual retainer of $100,000. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance and Nominating Committee are paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively. Each of the members of the Audit Committee and Compliance Committee are paid an additional annual retainer of $30,000 and $25,000, respectively, for his or her service on such committee. The Fund will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Director fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Directors have agreed that a maximum of 50% of each Independent Director’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Directors as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the compensation paid to the Directors by the Fund for the fiscal year ended December 31, 2021, and the aggregate compensation, including deferred compensation amounts, paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2021. Messrs. Fairbairn and Perlowski serve without compensation from the Fund because of their affiliation with BlackRock, Inc. and the Advisor.

Name(1)	Compensation from the Fund	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the BlackRock-Advised Funds(2)(3)
Independent Directors
Michael J. Castellano(4)	$[ ]	None	$445,000
Richard E. Cavanagh(5)	$[ ]	None	$495,000
Cynthia L. Egan	$[ ]	None	$440,000
Frank J. Fabozzi	$[ ]	None	$478,750
Lorenzo A. Flores(6)	$[ ]	None	$167,988
Stayce D. Harris(7)	$[ ]	None	$216,875
J. Phillip Holloman(8)	$[ ]	None	$218,981
R. Glenn Hubbard	$[ ]	None	$432,500
W. Carl Kester	$[ ]	None	$443,750
Catherine A. Lynch	$[ ]	None	$441,250
Karen P. Robards	$[ ]	None	$500,000
Interested Directors
Robert Fairbairn	None	None	None
John M. Perlowski	None	None	None

(1)	For the number of BlackRock-advised Funds from which each Director receives compensation, see the Biographical Information chart beginning on page S-39.
(2)

For the Independent Directors, this amount represents the aggregate compensation earned by such persons from the funds in the BlackRock Fixed-Income Complex during the calendar year ended December 31, 2021. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $133,500, $163,350, $71,812, $50,000, $51,514, $52,567, $216,250, $20,000 and $66,187, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

(3)

Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch is $1,563,029, $2,322,521, $1,263,915, $50,820, $52,360, $53,430, $3,749,161, $1,769,688 and $395,097, respectively, as of December 31, 2021. Ms. Egan and Ms. Robards did not participate in the deferred compensation plan as of December 31, 2021.

(4)	Mr. Castellano retired as a Director of the Fund and Chair of the Audit Committee effective December 31, 2021.
(5)	Mr. Cavanagh retired as a Director of the Fund and Co-Chair of the Board effective December 31, 2021.
(6)

Mr. Flores was appointed as a Director of the Fund effective July 30, 2021, a member of the Audit Committee effective August 5, 2021 and a member of the Performance Oversight Committee effective November 18, 2021.

(7)

Ms. Harris was appointed as a Director of the Fund effective June 10, 2021, a member of the Compliance Committee effective July 30, 2021 and a member of the Performance Oversight Committee effective November 18, 2021.

(8)

Mr. Holloman was appointed as a Director of the Fund effective June 10, 2021, a member of the Audit Committee effective July 30, 2021 and a member of the Performance Oversight Committee effective November 18, 2021.

Independent Director Ownership of Securities

[As of December 31, 2021, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of any BlackRock person controlling, controlled by or under common control with BlackRock nor did any Independent Director of the Fund or their immediate family members have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Fund, BlackRock or any affiliate of any BlackRock person controlling, controlled by or under common control with the Fund or BlackRock.]

[As of the date of this SAI, the officers and Directors of the Fund, as a group, beneficially owned less than 1% of the outstanding common shares of the Fund.]

Information Pertaining to the Officers

Please refer to the section of the Fund’s definitive proxy statement on Schedule 14A for the annual meeting of the Fund’s shareholders entitled: “Appendix F – Information Pertaining to the Executive Officers of the Funds”, which is incorporated by reference herein, for certain biographical and other information relating to the officers of the Fund who are not Directors.

Indemnification of Trustees and Officers

The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Trustees with respect to any matter as to which Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

Closed-end funds in the BlackRock Fixed-Income Complex, including the Fund, have also entered into a separate indemnification agreement with the board members of each board of such funds (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to board members who leave that fund’s board and serve on an advisory board of a different fund in the BlackRock Fixed-Income Complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a board member retires from a board; and (iii) in the case of board members who left the board of a fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such fund continues to indemnify the trustee for claims arising out of his or her past service to that fund.

Portfolio Management

Portfolio Manager Assets Under Management

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Matthew Kraeger	[●]	[●]	[●]	[●]	[●]	[●]
	$[●]	$[●]	$[●]	$[●]	$[●]	$[●]
Ron Sion	[●]	[●]	[●]	[●]	[●]	[●]
	$[●]	$[●]	$[●]	$[●]	$[●]	$[●]

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2021.

[The Advisor’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by the Advisor.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Applicable Benchmarks
Matthew Kraeger	[A combination of market-based indices (e.g. FTSE Mortgage Index, Bloomberg Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.]

Ron Sion	[FTSE Mortgage Index]

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Trust have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.]

Securities Ownership of Portfolio Managers

As of December 31, 2021, the end of the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Matthew Kraeger	[$50,001 - $100,000]
Ron Sion	[$500,001 - $1,000,000]

Potential Material Conflicts of Interest

[The Advisor has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Advisor has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Advisor furnishes investment management and advisory services to numerous clients in addition to the Fund, and the Advisor may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Advisor, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale the Advisor recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by the Advisor with respect to the same securities. Moreover, the Advisor may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Kraeger and Sion may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Kraeger and Sion may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, the Advisor owes a duty of loyalty to its clients and must treat each client fairly. When the Advisor purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Advisor attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide the Advisor with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.]

Proxy Voting Policies

The Board has delegated the voting of proxies for the Fund’s securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Trust securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, or any affiliated person of the Fund or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”), is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Closed-End Fund Proxy Voting Policy is included as Appendix B to this SAI. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Other Information

BlackRock, Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Advisor is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to the Advisor and its clients, including the Fund. In return for such services, the Advisor may cause the Fund to pay a higher commission than other brokers would charge if the Advisor determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the Advisor seeks to obtain the best price and most favorable execution for the Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) the Advisor’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) the Advisor’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances and, if applicable, subject to the restrictions of MiFID II as described further below, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

The Advisor, unless prohibited by applicable law, may participate in client commission arrangements under which the Advisor may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Advisor. The Advisor believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Advisor will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e) and MiFID II. Under MiFID II, EU investment managers, including BIL, pay for any research out of their own resources and not through soft dollars or commission sharing arrangements. The Advisor regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services the Advisor views as impactful to its trading results.

The Advisor, unless prohibited by applicable law, may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to the Advisor by the broker-dealer) and execution or brokerage services within applicable rules and the Advisor’s policies to the extent that such permitted services do not compromise the Advisor’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which the Advisor, unless prohibited by applicable law, might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for the Advisor’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Advisor are not reduced as a result of the Advisor’s receipt of research services. In some cases, the Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Effective January 3, 2018 under MiFID II, investment managers in the EU, including BIL, are no longer able to use soft dollars to pay for research from brokers. Investment managers in the EU are required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. MiFID II restricts the use of soft dollars by sub-advisers to the Funds located in the EU, such as BIL, if applicable. BIL will pay for any research out of its own resources and not through soft dollars or commission sharing arrangements.

Payments of commissions to brokers who are affiliated persons of the Fund will be made in accordance with Rule 17e-1 under the Investment Company Act.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Advisor does not consider sales of shares of the investment companies it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the investment companies advised by the Advisor neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

The Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.

The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. The Advisor allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by the Advisor’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to the Advisor, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to the Advisor or to induce future services or benefits to be rendered to the Advisor, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Advisor is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the Advisor’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the Advisor to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the Advisor may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, the Advisor may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the Advisor on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other of the Advisor’s clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisor or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, the Advisor may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by the Advisor on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in the Advisor’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

Information about the brokerage commissions paid by the Fund, including commissions paid to affiliates, for the last three fiscal years, is set forth in the following table:

Fiscal Year Ended December 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
2021	$19,955	$0
2020	$18,746	$0
2019	$28,311	$0

For the fiscal year ended December 31, 2021, the brokerage commissions paid to affiliates by the Fund represented [●]% of the aggregate brokerage commissions paid and involved [●]% of the dollar amount of transactions involving payment of commissions during the year.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third-party research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2021. The provision of third-party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Amount of Commissions Paid to Brokers for Providing Research Services	Amount of Brokerage Transactions Involved
$[ ]	$[ ]

As of December 31, 2021, the Fund held no securities of its “regular brokers or dealers” (as defined in Rule 10b-1 under the Investment Company Act) whose shares were purchased during the fiscal year ended December 31, 2021.

CONFLICTS OF INTEREST

Certain activities of BlackRock, Inc., the Advisor, the Sub-Advisor and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Fund and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Fund.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock seeks to purchase or sell the same assets for client accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and the Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which the Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Fund) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to the Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Fund.

In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Trust purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The liquidity of the Fund may be impacted by redemptions of the Fund by model-driven investment portfolios.

In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock, or, to the extent permitted by the SEC and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. The Fund and other accounts managed by BlackRock may from time to time transact in such derivative products where permitted by the Fund’s investment strategy, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Fund. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BIM may receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BIM as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BIM and its affiliates; and (ii) BIM as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BIM. As described further below, BIM seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock calculates, on a regular basis, its potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, BlackRock also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. BlackRock oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, BlackRock may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for the Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

As discussed in the section below entitled “Portfolio Transactions and Brokerage” in this SAI, BlackRock, unless prohibited by applicable law, may cause the Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under MiFID II, EU investment managers, including BIL, pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for the Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see Appendix B.

It is also possible that, from time to time, BlackRock may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of the Fund acquired for its own accounts. A large redemption of shares of the Fund by BlackRock could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.

It is possible that the Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit the Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the Prospectus, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock’s Valuation Committee (the “Valuation Committee”), in accordance with policies and procedures approved by the Fund’s Board of Trustees (the “Valuation Procedures”). When determining a “fair value price,” the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the Valuation Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Advisor each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another BlackRock-advised fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Fund) may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Trust) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock is not obligated to license its indices to the Fund and the Fund is under no obligation to use BlackRock indices. The Fund cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may not serve as an Authorized Participant in the creation and redemption of BlackRock-advised ETFs.

The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund or where BlackRock charges a unitary management fee. This is because the custody arrangements with certain of the Fund’s custodian may have the effect of reducing custody fees when the Fund leaves cash balances uninvested. When a Trust’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for the Fund in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Trust service providers. These systems are, or will be, used by a Trust service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. A Trust service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Trust fees and expenses applicable to such client’s investment in the Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

DESCRIPTION OF CAPITAL STOCK

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Fund currently does not intend to issue preferred stock. Although the terms of any preferred stock that the Fund might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Charter, it is likely that any such preferred stock issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such preferred stock would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of any outstanding preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated but unpaid dividends, whether or not earned or declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, it is expected that preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. Except as otherwise indicated in the Prospectus and except as otherwise required by applicable law, holders of shares of any outstanding preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class. In connection with the election of the Fund’s Directors, holders of shares of any outstanding preferred stock, voting as a separate class, will be entitled to elect two of the Fund’s Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, it is expected that the Fund will have not less than five Directors. If at any time dividends on shares of any outstanding preferred stock shall be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all dividends in default have been paid or declared and set apart for payment. It is expected that the affirmative vote of the holders of a majority of the outstanding shares of any outstanding preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

Redemption Provisions. It is anticipated that any outstanding shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the Investment Company Act and rating services that issue ratings on the preferred stock.

Liquidity Feature. Preferred stock may include a liquidity feature that allows holders of preferred stock to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature may require the Fund to redeem preferred stock still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

The discussion above describes the possible offering of preferred stock by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and the Charter. The Board, without the approval of the holders of common shares, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

Other Shares

The Board (subject to applicable law and the Charter) may authorize an offering, without the approval of the holders of common shares and, depending on their terms, any preferred stock outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection for portfolio securities, dividend stability, liquidity, relative demand for and supply of the common shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of any outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tender offers will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (i) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s status as a RIC under the Code, (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (iii) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s common shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s common shares may be the subject of repurchases or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s net assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Fund. Except as otherwise noted, this discussion assumes you are a taxable U.S. holder (as defined below). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussions set forth here do not constitute tax advice. This discussion assumes that investors hold common shares of the Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding any matters discussed herein. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of the Fund’s common shares, as well as the effects of state, local and non-U.S. tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of Section 451(b) of the Code, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes, whose status as a U.S. person is not overridden by any applicable tax treaty.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify to be taxed as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy certain requirements relating to the sources of its income, diversification of its assets, and distribution of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% gross income test”). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”

As long as the Fund qualifies as a RIC, the Fund will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its net tax-exempt interest income, if any, and (ii) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid. The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If in any taxable year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Fund would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s earnings and profits. Provided that certain holding period and other requirements were met, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, to qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

The Fund may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Fund ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Fund may not be able to benefit from any offsetting loss deductions.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes.

Foreign currency gain or loss on foreign currency exchange contracts, non-U.S. dollar-denominated securities contracts, and non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Income from options on individual securities written by the Fund will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Common Shareholders

Fund distributions of its tax-exempt interest on municipal securities, if properly reported by the Fund to its shareholders (“exempt-interest dividends”), will generally be exempt from regular federal income tax. In order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of tax-exempt obligations on a quarterly basis. Although the Fund intends to meet this requirement, no assurance can be given in this regard. If the Fund failed to do so, it would not be able to pay tax-exempt dividends, and your distributions attributable to interest received by the Fund from any source (including distributions of tax-exempt interest income) would be taxable as ordinary income to the extent of the Fund’s earnings and profits.

The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid to you by the Fund from its net capital gain, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits, other than exempt-interest dividends (“ordinary income dividends”), are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income or be eligible for the dividends received deduction.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Interest on certain “private activity bonds” is an item of tax preference subject to the alternative minimum tax on individuals. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Fund could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

Exempt-interest dividends are included in determining what portion, if any, of a person’s Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

If the Fund conducts a tender offer for its shares, a repurchase by the Fund of a shareholder’s shares pursuant to such tender offer generally will be treated as a sale or exchange of the shares by a shareholder provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the tender offer, or (iii) the tender offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the tender offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a tender offer will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular tender offer, shareholders who do not sell shares pursuant to that tender offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the tender offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that tender offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the tender offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

If the Fund liquidates, shareholders generally will realize capital gain or loss upon such liquidation in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in its shares. Any such gain or loss will be long-term if the shareholder is treated as having a holding period in Fund shares of greater than one year, and otherwise will be short-term.

The foregoing discussion does not address the tax treatment of shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the tender offer or upon liquidation of the Fund.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s common shares.

A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of exempt-interest dividends or net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares.

Ordinary income dividends properly reported by the RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute Form). In the case of common shares held through an intermediary, the intermediary may have withheld tax even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended.

In addition withholding at a rate of 30% will apply to dividends paid in respect of common shares of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common shares of the Fund are held will affect the determination of whether such withholding is required. Similarly, dividends paid in respect of common shares of the Fund held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to common shareholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s common shares.

U.S. federal backup withholding tax may be required on dividends, distributions and sale proceeds payable to certain non-exempt common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the Internal Revenue Service.

Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of common shares of the Fund also may be subject to state, local, and/or foreign taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.

Under U.S. Treasury regulations, if a common shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder in a single taxable year (or $4 million or more in any combination of taxable years in which the transaction is entered into and the five succeeding taxable years) or $10 million or more for a corporate shareholder in any single taxable year (or $20 million or more in any combination of taxable years in which the transaction is entered into and the five succeeding taxable years), the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

***

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisers for more detailed information concerning the U.S. federal income taxation of the Fund and the income tax consequences to its holders of common shares.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, whose principal business address is One Lincoln Street, Boston, Massachusetts 02111. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Computershare Fund Company, N.A., whose principal business address is 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent with respect to the common shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                ], whose principal business address is [    ], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. As of January 31, 2022, the Fund did not know of any person or entity who “controlled” the Fund. As of January 31, 2022, to the knowledge of the Fund, the following person(s) owned of record or beneficially 5% or more of the outstanding common shares of any class of the Fund:

Name	Address	Class	Percentage of Shares Held
Sit Investment Associates, Inc.	300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common Shares	7.04%

INCORPORATION BY REFERENCE

This SAI is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this SAI the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this SAI from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this SAI, the Prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this SAI. Any statement in a document incorporated by reference into this SAI will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this SAI or (2) any other subsequently filed document that is incorporated by reference into this SAI modifies or supersedes such statement. The documents incorporated by reference herein include:

•	the Fund’s Prospectus, dated [●], 2022, filed with this SAI;

•	the Funds annual report on Form N-CSR for the fiscal year ended December 31, 2021, filed with the SEC on [●], 2022; and

•	the Fund’s definitive proxy statement on Schedule 14A, filed with the SEC on June 8, 2021.

The Fund will provide without charge to each person, including any beneficial owner, to whom this SAI is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this SAI, the Prospectus or the accompanying prospectus supplement. You should direct requests for documents by calling:

Client Services Desk

(800) 882-0052

The Fund makes available the Prospectus, SAI and the Fund’s annual and semi-annual reports, free of charge, at http://www.blackrock.com. You may also obtain this SAI, the Prospectus, other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov.

Information contained in, or that can be accessed through, the Fund’s website is not part of this SAI, the Prospectus or the accompanying prospectus supplement.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2021 (the “2021 Annual Report”), together with the report of [    ] on the financial statements and financial highlights included in the Fund’s 2021 Annual Report, are incorporated herein by reference.

Appendix A

Description of Bond Ratings

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment – the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Description of Moody’s Global Long Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Credit Ratings Scale

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantialcredit risk. Default is a real possibility.

CC	Veryhigh levels of credit risk. Default of some kind appears probable.

C	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d.  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i. the selective payment default on a specific class or currency of debt;

ii.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.   the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

Description of Fitch’s Short-Term Credit Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific Limitations Relating to Credit Rating Scales

The following specific limitations relate to issuer default scales, ratings assigned to corporate finance obligations, ratings assigned to public finance obligations, ratings assigned to structured finance transactions, ratings assigned to global infrastructure and project finance transactions, ratings assigned for banks (Viability Ratings, Support Ratings, Support Floors), derivative counterparty ratings and insurer financial strength ratings.

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

•

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

•

The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

•	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

•

In the case of bank Support Ratings and Support Rating Floors, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.

•	The ratings do not opine on the suitability of any security for investment or any other purposes

The above list is not exhaustive and is provided for the reader’s convenience.

APPENDIX B

CLOSED-END FUND PROXY VOTING POLICY

August 1, 2021

Effective Date: August 1, 2021

Applies to the following types of Funds registered under the 1940 Act:

☐	Open-End Mutual Funds (including money market funds)

☐	Money Market Funds Only

☐	iShares and BlackRock ETFs

☒	Closed-End Funds

☐	Other

Objective and Scope

Set forth below is the Closed-End Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (the “Directors”) of the closed-end funds advised by BlackRock Advisors, LLC (“BlackRock”) (the “Funds”) have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.

BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund in accordance with the BlackRock Proxy Voting Guidelines; provided, however, that in the case of underlying closed-end funds (including business development companies and other similarly-situated asset pools) held by the Funds that have, or are proposing to adopt, a classified board structure, BlackRock will typically (a) vote in favor of proposals to adopt classification and against proposals to eliminate classification, and (b) not vote against directors as a result of their adoption of a classified board structure.

BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines (as modified pursuant to the immediately preceding paragraph), and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

BlackRock Investment Stewardship

Global Principles

Effective as of January 2022

The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we have determined that it is generally in the best long-term interest of our clients to promote sound corporate governance as an informed, engaged shareholder. At BlackRock, this is the responsibility of the Investment Stewardship team.

Philosophy on investment stewardship

Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership—the principle of “one share, one vote” helps achieve this balance.

Consistent with these shareholder rights, we believe BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including but not limited to environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in their best long-term economic interests. We also participate in the public dialogue to help shape global norms and industry standards with the goal of supporting a policy framework consistent with our clients’ interests as long-term shareholders.

BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters, including ESG-related issues. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or we believe the approach taken may be inconsistent with sustainable, long-term value creation, we will engage with a company and/or vote in a manner that encourages progress.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and risks and opportunities that are material to the companies in which our clients invest, including those related to ESG. Engagement also informs our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and sustainable business practices, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced. Similarly, it provides us an opportunity to hear directly from company boards and management on how they believe their actions are aligned with sustainable, long-term value creation. We primarily engage through direct dialogue, but may use other tools such as written correspondence, to share our perspectives.

We generally vote in support of management and boards that demonstrate an approach consistent with creating sustainable, long-term value. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following our engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome we believe is most aligned with our clients’ long-term economic interests.

Key themes

We recognize that accepted standards and norms of corporate governance can differ between markets. However, we believe there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value. This set of global themes are set out in this overarching set of principles (the “Principles”), which are anchored in transparency and accountability. At a minimum, we believe companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports sustainable long-term value creation.

These Principles cover seven key themes:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Compensation and benefits

•	Environmental and social issues

•	General corporate governance matters and shareholder protections

•	Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.

Boards and directors

Our primary focus is on the performance of the board of directors. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.

We support boards whose approach is consistent with creating sustainable, long-term value. This includes the effective management of strategic, operational, financial, and material ESG factors and the consideration of key stakeholder interests. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.

Where a company has not adequately disclosed and demonstrated it has fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider having particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support sustainable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:

•	Establishing an appropriate corporate governance structure

•

Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success

•	Providing oversight on the identification and management of material, business operational, and sustainability-related risks

•	Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management[1] framework

•	Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases

•	Establishing appropriate executive compensation structures

•	Addressing business issues, including environmental and social risks and opportunities, when they have the potential to materially impact the company’s long-term value

There should be clear definitions of the role of the board, the committees of the board, and senior management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.

We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting.

Regular accountability

BlackRock believes that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, we believe it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.

[1]

Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We expect companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, diversity, and independence.

When nominating new directors to the board, we ask that there is sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model.

We are interested in diversity in the board room as a means to promoting diversity of thought and avoiding ‘group think’. We ask boards to disclose how diversity is considered in board composition, including demographic characteristics such as gender, race/ethnicity and age; as well as professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location. We assess a board’s diversity in the context of a company’s domicile, business model and strategy. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.

This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.2 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

We expect there to be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

•	Interlocking directorships

[2]

For example, the role of gender diversity on team cohesion and participative communication is explored by: Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175. http://dx.doi.org/10.1002/job.2031.

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Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and its shareholders.

BlackRock believes that boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities—including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we expect increased scrutiny of the assumptions underlying financial reports, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. BlackRock believes that effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight.

We take particular note of critical accounting matters, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or Internal Audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership. We believe strongly in one vote for one share as a guiding principle that supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. We believe that such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors, and ideally, the terms also have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Compensation and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of ESG-related criteria, but believes that where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.

We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

Environmental and social issues

We believe that well-managed companies will deal effectively with material environmental and social (“E&S”) factors relevant to their businesses. Governance is the core structure by which boards can oversee the creation of sustainable, long-term value. Appropriate risk oversight of E&S considerations stems from this construct.

Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material E&S risks and opportunities. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.

BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB).3 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry-specific initiatives on managing specific operational risks may be useful. Companies should disclose any global standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We ask every company to help its investors understand how it may be impacted by climate-related risk and opportunities, and how these factors are considered within their strategy in a manner consistent with the company’s business model and sector. Specifically, we ask companies to articulate how their business model is aligned to a scenario in which global warming is limited to well below 2°C, moving towards global net zero emissions by 2050.

In Stewardship, we understand that climate change can be very challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing net zero. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely and just transition to net zero.4 Many companies are asking what their role should be in contributing to a just transition – in ensuring a reliable energy supply and protecting the most vulnerable from energy price shocks and economic dislocation. They are also seeking more clarity as to the public policy path that will help align greenhouse gas reduction actions with commitments.

In this context, we ask companies to disclose a business plan for how they intend to deliver long-term financial performance through the transition to global net zero, consistent with their business model and sector. We encourage companies to demonstrate that their plans are resilient under likely decarbonization pathways, and the global aspiration to limit warming to 1.5°C.5 We also encourage companies to disclose how considerations related to having a reliable energy supply and just transition affect their plans.

[3]

The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. The IFRS Foundation plans to complete consolidation of the Climate Disclosure Standards Board (CDSB—an initiative of CDP) and the Value Reporting Foundation (VRF—which houses the Integrated Reporting Framework and the SASB Standards) by June 2022.

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For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

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The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

We look to companies to set short-, medium- and long-term science-based targets, where available for their sector, for greenhouse gas reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Companies have an opportunity to use and contribute to the development of alternative energy sources and low-carbon transition technologies that will be essential to reaching net zero. We also recognize that some continued investment is required to maintain a reliable, affordable supply of fossil fuels during the transition. We ask companies to disclose how their capital allocation across alternatives, transition technologies, and fossil fuel production is consistent with their strategy and their emissions reduction targets.

Key stakeholder interests

We believe that, to advance long-term shareholders’ interests, companies should consider the interests of their key stakeholders. It is for each company to determine its key stakeholders based on what is material to its business, but they are likely to include employees, business partners (such as suppliers and distributors), clients and consumers, government, and the communities in which they operate.

Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We expect companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. The maintenance of trust within these relationships can be equated with a company’s long-term success.

To ensure transparency and accountability, companies should disclose how they have identified their key stakeholders and considered their interests in business decision-making, demonstrating the applicable governance, strategy, risk management, and metrics and targets. This approach should be overseen by the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.

General corporate governance matters and shareholder protections

BlackRock believes that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate Form

We believe it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.6 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of E&S risks.

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the issuer.

Where a proposal is focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.

[6]	Corporate form refers to the legal structure by which a business is organized.

BlackRock’s oversight of its investment stewardship activities

Oversight

We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. To meet this standard, BIS is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function.

BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for(a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (“Guidelines”). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship(“Global Head”), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.

Vote execution

We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes(or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates(if any), BlackRock or BlackRock’s affiliates, or BlackRock employees(see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking”(requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf.

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Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

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Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent fiduciary to vote proxies of:

o	public companies that include BlackRock employees on their boards of directors,

o	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors,

o	public companies that are the subject of certain transactions involving BlackRock Funds,

o	public companies that are joint venture partners with BlackRock, and

o	public companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary.

In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciaries, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).7 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.

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Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote o n matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support long-term sustainable value creation.

BlackRock Investment Stewardship

Proxy voting guidelines for U.S. securities

Effective as of January 2022

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.

Introduction

We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of their assets.

The following issue-specific proxy voting guidelines(the “Guidelines”) are intended to summarize BIS’ regional philosophy and approach to engagement and voting on ESG factors, as well as our expectations of directors, for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at annual and special meetings.

Voting guidelines

These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, acquisitions, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.

Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.

Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.

Director elections

Where a board has not adequately demonstrated, through actions and company disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/governance committees, should be independent. Our view of independence may vary from listing standards.

Common impediments to independence may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

•

Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees who we do not consider to be independent, including at controlled companies.

Oversight

We expect the board to exercise appropriate oversight of management and the business activities of the company. Where we believe a board has failed to exercise sufficient oversight, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

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With regard to material ESG risk factors, or where the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board, we may vote against directors of the responsible committee, or the most relevant director

•

With regard to accounting practices or audit oversight, e.g., where the board has failed to facilitate quality, independent auditing. If substantial accounting irregularities suggest insufficient oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible

•

During a period in which executive compensation appears excessive relative to the performance of the company and compensation paid by peers, we may vote against the members of the compensation committee

•	Where a company has proposed an equity compensation plan that is not aligned with shareholders’ interests, we may vote against the members of the compensation committee

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Where the board is not comprised of a majority of independent directors (this may not apply in the case of a controlled company), we may vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual

•

Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance

•

Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:

	Public Company Executive	# Outside Public Boards[8]	Total # of Public Boards
Director A	✓	1	2
Director B9		3	4

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

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The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession

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The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial against vote

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The independent chair or lead independent director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval

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The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

[8]	In addition to the company under review.
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Including fund managers whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s), we will generally register our concern by voting against all available members of the relevant committee.

Board composition and effectiveness

We encourage boards to periodically refresh their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/governance committee or the lead independent director. When nominating new directors to the board, we ask that there is sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We are interested in diversity in the board room as a means to promoting diversity of thought and avoiding “groupthink”. We ask boards to disclose how diversity is considered in board composition, including demographic factors such as gender, race, ethnicity, and age; as well as professional characteristics, such as a director’s industry experience, specialist areas of expertise, and geographic location. We assess a board’s diversity in the context of a company’s domicile, business model, and strategy. We believe boards should aspire to 30% diversity of membership and encourage companies to have at least two directors on their board who identify as female and at least one who identifies as a member of an underrepresented group.10

We ask that boards disclose:

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The aspects of diversity that the company believes are relevant to its business and how the diversity characteristics of the board, in aggregate, are aligned with a company’s long-term strategy and business model

•

The process by which candidates are identified and selected, including whether professional firms or other resources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details

This position is based on our view that diversity of perspective and thought – in the boardroom, in the management team, and throughout the company – leads to better long-term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on

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Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx , Asian, Native American or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.

decision-making processes and outcomes.11 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, it can also promote greater diversity and resilience in the leadership team and workforce more broadly, enabling companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

To the extent that, based on our assessment of corporate disclosures, a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness. We recognize that building high-quality, diverse boards can take time. We will look to the largest companies (e.g., S&P 500) for continued leadership. Our publicly available commentary provides more information on our approach to board diversity.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies (“BDC”),12 in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.

Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).

Contested director elections

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For example, the role of gender diversity on team cohesion and participative communication is explored by Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175.

[12]	A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BIS believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chair and CEO

We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chair; or 2) a lead independent director when the roles of chair and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.13

In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair/CEO Model		Separate Chair Model
	Chair/CEO	Lead Independent Director	Chair
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors

Board Meetings		Authority to call meetings of independent directors

Briefs CEO on issues arising from executive sessions

Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company. We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.

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To this end, we do not view shareholder proposals asking for the separation of chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BIS believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or that already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, acquisitions, asset sales, and other special transactions

In assessing mergers, acquisitions, asset sales, or other special transactions – including business combinations involving Special Purpose Acquisition Companies(“SPACs”)—BIS’ primary consideration is the long-term economic interests of our clients as shareholders. We expect boards proposing a transaction to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

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The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and/or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expense for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive compensation

BIS expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.

We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.

BIS believes that there should be a clear link between variable pay and company performance that drives value creation for our clients as shareholders. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.

We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

We support incentive plans that foster the sustainable achievement of results – both financial and non-financial, including ESG – consistent with the company’s strategic initiatives. The vesting and holding timeframes associated with incentive plans should facilitate a focus on long-term value creation.

Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.

“Say on Pay” advisory resolutions

In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.

Frequency of “Say on Pay” advisory resolutions

BIS will generally support annual advisory votes on executive compensation. We believe shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued.

Clawback proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests(e.g., the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:

•	Whether we believe that the triggering event is in the best interests of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.

Supplemental executive retirement plans

BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans(“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. Governance is the core means by which boards can oversee the creation of sustainable long-term value. Appropriate risk oversight of environmental and social(“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge the impact of companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not appropriately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BIS will advocate for continued improvement in companies’ reporting and will express concerns through our voting where disclosures or the business practices underlying them are inadequate.

BIS encourages companies to disclose their approach to maintaining a sustainable business model. We believe that reporting aligned with the framework developed by the Task Force on Climate-related Financial Disclosures (“TCFD”), supported by industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (“SASB”), can provide a comprehensive picture of a company’s sustainability approach and performance. While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Accordingly, we ask companies to:

•	Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD

•	Publish investor-relevant, industry-specific, material metrics and rigorous targets, aligned with SASB or comparable sustainability reporting standards

Companies should also disclose any supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We ask every company to help its investors understand how it may be impacted by climate-related risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we ask companies to articulate how their business model is aligned to a scenario in which global warming is limited to well below 2°C, moving towards global net zero emissions by 2050.

BIS understands that climate change can be very challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing net zero. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and just transition to net zero.10 Many companies are asking what their role should be in contributing to a just transition – in ensuring a reliable energy supply and protecting the most vulnerable from energy price shocks

[10]

For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

and economic dislocation. They are also seeking more clarity as to the public policy path that will help align greenhouse gas reduction actions with commitments.

In this context, we ask companies to disclose a business plan for how they intend to deliver long-term financial performance through the transition to global net zero, consistent with their business model and sector. We encourage companies to demonstrate that their plans are resilient under likely decarbonization pathways, and the global aspiration to limit warming to 1.5°C.11 We also encourage companies to disclose how considerations related to having a reliable energy supply and just transition affect their plans.

We look to companies to set short-, medium-, and long-term science-based targets, where available for their sector, for greenhouse gas reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Companies have an opportunity to use and contribute to the development of alternative energy sources and low-carbon transition technologies that will be essential to reaching net zero. We also recognize that some continued investment is required to maintain a reliable, affordable supply of fossil fuels during the transition. We ask companies to disclose how their capital allocation across alternatives, transition technologies, and fossil fuel production is consistent with their strategy and their emissions reduction targets.

In determining how to vote, we will continue to assess whether a company’s disclosures are aligned with the TCFD and provide short-, medium-, and long-term reduction targets for Scope 1 and 2 emissions. We may signal concerns about a company’s plans or disclosures in our voting on director elections, particularly at companies facing material climate risks. We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations. Our publicly available commentary provides more information on our approach to climate risk.

Key stakeholder interests

We believe that in order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight. Our publicly available commentaries provide more information on our approach.

Human capital management

A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we expect companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.

We believe that clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. We expect companies to disclose the steps they are taking to

[11]

The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to its strategy and the material positions taken by significant industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.

Other business

We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections.

Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Corporate form

Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate how the interests of shareholders and different stakeholders would be augmented or adversely affected, as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.

Shareholder protections

Amendment to charter/articles/bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders(typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.

Virtual meetings

Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.

PART C

Other Information

Item 25. Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this Registration Statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Registration Statement not misleading.

(1)	Financial Statements

Part A: [The annual report to the Fund’s shareholders for the fiscal year ended December 31, 2021 is incorporated by reference.]

Part B: [Audited financial statements for the fiscal year ended December 31, 2021 and related Report of Independent Registered Public Accounting Firm are incorporated herein by reference to the Fund’s Annual Report for the year ended December 31, 2021.]

(2)	Exhibits

(a)(1)	Articles of Incorporation of the Registrant are incorporated by reference to Exhibit 1.1 to the Registration Statement on Form N-2 of the Registrant (File No. 33-21476) as filed with the Commission on April 26, 1988.

(a)(2)	Articles Supplementary to Articles of Incorporation, dated September 17, 2010, are incorporated by reference to the exhibit to the Registrant’s Annual Report on Form N-SAR as filed with the Commission on October 31, 2011.

(b)(1)	Amended and Restated Bylaws of the Registrant are incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K as filed with the Commission on October 28, 2016.

(b)(2)	Amendment No. 1 to the Amended and Restated Bylaws of the Registrant is incorporated by reference to the exhibit to the Registrant’s Annual Report on Form N-CEN as filed with the Commission on March 15, 2021.

(c)	Inapplicable

(d)(1)	Article V (Capital Stock) and Article VII (Denial of Preemptive Rights) of the Registrant’s Articles of Incorporation are incorporated by reference to Exhibit (a)(1) above.

(d)(2)	Article I (Shareholder Meetings) of the Registrant’s Amended and Restated Bylaws is incorporated by reference to Exhibit (b)(1) above.

(e)	Form of Automatic Dividend Reinvestment Plan is incorporated by reference to Exhibit 10 to the Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 of the Registrant (File No. 33-21476) as filed with the Commission on July 22, 1988.

(f)	Inapplicable

(g)(1)	Investment Management Agreement between the Registrant and BlackRock Advisors, LLC is filed herewith.

(g)(2)	Sub-Investment Advisory Agreement with BlackRock International Limited is filed herewith.

(g)(3)	Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(4) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(g)(4)	Amendment No. 1 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(5) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(g)(5)	Amendment No. 2 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(6) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(g)(6)	Amendment No. 3 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(7) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(g)(7)	Amendment No. 4 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(8) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(g)(8)	Form of Amendment No. 5 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(9) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(h)	Inapplicable.

(i)	Form of BlackRock Fixed-Income Complex Third Amended and Restated Deferred Compensation Plan is incorporated by reference to Exhibit (i) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(j)	Master Custodian Agreement is incorporated by reference to Exhibit (j) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(k)(1)	Form of Amended and Restated Transfer Agency and Service Agreement is incorporated by reference to Exhibit (k)(1) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(k)(2)	Form of Administration and Accounting Services Agreement is incorporated by reference to Exhibit (k)(2) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(k)(3)	Form of Eighth Amended and Restated Securities Lending Agreement is incorporated by reference to Exhibit (k)(3) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(k)(4)	Amended and Restated Administration Agreement between the Registrant and BlackRock Advisors, LLC is filed herewith.

(l)	Opinion and Consent of Counsel to the Registrant to be filed by amendment.

(m)	Inapplicable

(n)	Independent Registered Public Accounting Firm Consent to be filed by amendment.

(o)	Inapplicable

(p)	Inapplicable

(q)	Inapplicable

(r)	Code of Ethics of the Registrant, BlackRock Advisors, LLC and BlackRock International Limited is incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 1113 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 21, 2022.

(s)	Calculation of the Filing Fee Table is filed herewith.

(t)	Power of Attorney is incorporated by reference to Exhibit (s) to the Registration Statement on Form N-2 of BlackRock Municipal Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

Item 26. Marketing Arrangements

The information contained under the section entitled “Plan of Distribution” in the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27. Other Expenses Of Issuance And Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fee	$12,074
NYSE listing fee	2,500
Accounting fees and expenses	4,000
Legal fees and expenses	20,038
FINRA fee	70,000

Total	$108,612)

Item 28. Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29. Number Of Holders Of Shares

As of January 31, 2022:

Title Of Class	Number Of Record Holders
Common Shares of Beneficial Interest	983

Item 30. Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Articles of Incorporation, Article IV of the Registrant’s Amended and Restated Bylaws and the Investment Management Agreement each provides for indemnification.

Article VI of the Registrant’s Articles of Incorporation provides as follows:

(3) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the Maryland General Corporation Law, subject to the requirements of the 1940 Act.

(4) To the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders. No amendment of Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

Article IV of the Registrant’s Amended and Restated Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indemnitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b) Notwithstanding the foregoing, unless otherwise provided in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

Reference is also made to:

•	Sections 9 and 10 of the Registrant’s Investment Management Agreement, a form of which is filed as Exhibit (g)(1) of this Registration Statement.

•	Sections 9 and 10 of the Registrant’s Sub-Investment Advisory Agreement, a form of which is filed as Exhibit (g)(2) of this Registration Statement.

Additionally, the Registrant and the other funds in the BlackRock Fixed-Income Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Directors, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.]

Item 31. Business And Other Connections Of Investment Advisor

BlackRock Advisors, LLC, a limited liability company organized under the laws of Delaware (the “Advisor”), acts as investment adviser to the Registrant. BlackRock International Limited, a corporation organized under the laws of Scotland (“BIL”), serves as sub-adviser to the Fund (the “Sub-Advisor”). The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Advisor and the Sub-Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor and the Sub-Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-47710) and the Form ADV of BIL filed with the Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-51087).

Item 32. Location Of Accounts And Records

Omitted pursuant to the Instruction of Item 32 of Form N-2.

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933. Accordingly, the Registrant undertakes:

(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)

to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)

that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)

that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	If applicable:

(a)

For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)

For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(7)

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 15th day of February, 2022.

BLACKROCK INCOME TRUST, INC.

By:	/s/ John M. Perlowski
John M. Perlowski
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 15th day of February, 2022.

Signature	Title

/s/ John M. Perlowski (John M. Perlowski)	Director, President and Chief Executive Officer (Principal Executive Officer)	February 15, 2022

/s/ Trent Walker (Trent Walker)	Chief Financial Officer (Principal Financial and Accounting Officer)	February 15, 2022

CYNTHIA L. EGAN* (Cynthia L. Egan)	Director

FRANK J. FABOZZI* (Frank J. Fabozzi)	Director

LORENZO A. FLORES* (Lorenzo A. Flores)	Director

STAYCE D. HARRIS* (Stayce D. Harris)	Director

J. PHILLIP HOLLOMAN* (J. Phillip Holloman)	Director

R. GLENN HUBBARD* (R. Glenn Hubbard)	Director

W. CARL KESTER* (W. Carl Kester)	Director

CATHERINE A. LYNCH* (Catherine A. Lynch)	Director

KAREN P. ROBARDS* (Karen P. Robards)	Director

ROBERT FAIRBAIRN* (Robert Fairbairn)	Director

*By: /s/ Janey Ahn (Janey Ahn, Attorney-In-Fact)		February 15, 2022

EXHIBIT INDEX

Exhibit Number	Description

(g)(1)	Investment Management Agreement between the Registrant and BlackRock Advisors, LLC

(g)(2)	Sub-Investment Advisory Agreement with BlackRock International Limited

(k)(4)	Amended and Restated Administration Agreement between the Registrant and BlackRock Advisors, LLC

(s)	Filing Fee Table